As filed with the Securities and Exchange Commission on December 12, 2006

Securities Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐            Pre-Effective Amendment No.

☐            Post-Effective Amendment No.

(Check appropriate box or boxes)

SUNAMERICA EQUITY FUNDS

(Exact Name of Registrant as Specified in the Declaration of Trust)

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(Address of Principal Executive Offices)

Telephone Number: (800) 858-8850

(Area Code and Telephone Number)

Gregory N. Bressler

General Counsel

AIG SunAmerica Asset Management Corp.

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(Name and Address of Agent for Service)

Copies to:

Margery K. Neale, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered: Shares of beneficial interest, par value $0.01 per share. Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective January 11, 2007, pursuant to Rule 488 under the Securities Act of 1933.

SUNAMERICA EQUITY FUNDS

SunAmerica Biotech/Health Fund

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(800) 858-8850

January [    ], 2007

Dear Shareholder:

You are cordially invited to attend a special shareholders meeting (the “Special Meeting”) of the SunAmerica Biotech/Health Fund (the “Biotech Fund”), a series of SunAmerica Equity Funds (the “Equity Funds”), to be held on Friday, March 2, 2007. Before the meeting, I would like to provide you with additional background information and ask for your vote on an important proposal affecting the Biotech Fund.

We are asking for your vote to approve a proposed reorganization of the Biotech Fund with the SunAmerica New Century Fund (the “New Century Fund”), also a series of Equity Funds. In this reorganization, your shares of the Biotech Fund would, in effect, be exchanged for the same class of shares of the New Century Fund with the same aggregate net asset value of the Biotech Fund shares currently held by you. It is currently anticipated that the reorganization should be effected on a tax-free basis for federal income tax purposes.

The reorganization is being proposed because AIG SunAmerica Asset Management Corporation (“AIG SAAMCo”), the Biotech Fund’s investment adviser, believes that the Biotech Fund’s relatively small size renders the Fund subscale and, therefore, difficult to manage effectively and efficiently, and that it is in the best interests of the Biotech Fund’s shareholders to combine its assets with a larger fund with a superior performance history. AIG SAAMCo believes that the New Century Fund’s investment objective and strategies make it a compatible fund within the SunAmerica complex for a reorganization with the Biotech Fund. The New Century Fund, while a diversified fund, historically has invested a sizeable portion of its assets in the biotechnology, healthcare and pharmaceuticals sectors, and shareholders of the Biotech Fund who desire to remain exposed to such sectors may continue to achieve a certain level of exposure to such sectors through an investment in the New Century Fund.

The Board of Trustees of Equity Funds has determined that the proposed reorganization of the Biotech Fund with the New Century Fund is in the best interests of the Biotech Fund and the New Century Fund, and the interests of the Biotech Fund’s and the New Century Fund’s existing shareholders will not be diluted as a result of the reorganization. If the reorganization by shareholders, it is expected that the proposed reorganization will take effect in March 2007. Included in this booklet is information about the upcoming Special Meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the matter on which you are being asked to vote; and

•	The Combined Prospectus/Proxy Statement, which provides detailed information on the New Century Fund, the specific proposal being considered at the Special Meeting, and why the proposal is being made.

I encourage you to review the enclosed materials carefully. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote in one of the following ways:

•	By calling us toll-free at 1-888-221-0697;

•	By Internet at www.proxyweb.com;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

As always, we appreciate your support.

Sincerely,
Vincent Marra
President

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your vote on the enclosed proxy card, date and sign it and return it in the envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “For” the reorganization. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares at the Special Meeting.

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue to be voted on.

Q:	Why is a shareholder meeting being held?

A: You are being asked to approve an agreement and plan of reorganization (the “Reorganization”) between SunAmerica Equity Funds (the “Equity Funds”), on behalf its series, the SunAmerica Biotech Fund (the “Biotech Fund”), and Equity Funds, on behalf of its series, the SunAmerica New Century Fund (the “New Century Fund” and together with the Biotech Fund, each a “Fund” and together, the “Funds”), a Fund that pursues an investment objective and certain investment strategies similar to that of the Biotech Fund. If the proposed Reorganization is approved and completed, an account at the New Century Fund will be set up in your name, you will become a shareholder of the New Century Fund, and the Biotech Fund will be terminated as a series of Equity Funds. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the New Century Fund.

Q:	How does the Board of Trustees suggest that I vote?

A: After careful consideration, the Board of Trustees of Equity Funds (the “Equity Funds Board”) on behalf of the Biotech Fund, has determined that the proposed Reorganization is in the best interests of the Biotech Fund and the interests of the Biotech Fund’s existing shareholders will not be diluted as a result of the Reorganization and, therefore, recommends that you cast your vote “For” the proposed Reorganization. The Equity Funds Board has determined that shareholders of the Biotech Fund may benefit from (i) the possible operating efficiencies from the larger net asset size of the combined fund, (ii) the expectation that the combined fund will have gross operating expenses below those of the Biotech Fund prior to the Reorganization, (iii) the similarity of the investment objective and the compatibility of certain investment strategies of the New Century Fund, and (iv) being invested in a Fund with superior performance history.

Q:	How will the Reorganization affect me?

A: If shareholders of the Biotech Fund approve the proposed Reorganization, all the assets and liabilities of the Biotech Fund will be combined with those of the New Century Fund, an account will be set up in your name at the New Century Fund and you will receive shares of the New Century Fund. You will receive the same class of shares of the New Century Fund as you currently hold of the Biotech Fund. The aggregate net asset value of the shares you receive in the Reorganization will equal the aggregate net asset value of the shares you own immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Biotech Fund will hold a smaller percentage of ownership in the combined fund than he or she held in the Biotech Fund prior to the Reorganization.

Q.	In the Reorganization, will I receive shares of the New Century Fund of the same class as the shares of the Biotech Fund that I now hold?

A. Yes. You will receive shares of the New Century Fund of the same class as the shares you own of the Biotech Fund.

Q.	Will I own the same number of shares of the New Century Fund as I currently own of the Biotech Fund?

A. No. You will receive shares of the new Century Fund with the same aggregate net asset value as the shares of the Biotech Fund you own prior to the Reorganization. However, the number of shares you receive will depend on the relative net asset value of the shares of the Biotech Fund and the New Century Fund on the closing date. Thus, on the closing date, if the net asset value of a share of the New Century Fund is lower than the net asset value of the corresponding share class of the Biotech Fund, you will receive a greater number of shares of the New Century Fund in the Reorganization than you held in the Biotech Fund before the Reorganization. On the other hand, if the net asset value of a share of the New Century Fund is higher than the net asset value of the corresponding share class of the Biotech Fund, you will receive fewer shares of the New Century Fund in the Reorganization than you held in the Biotech Fund before the Reorganization. The aggregate net asset value of your New Century Fund shares immediately after the Reorganization will be the same as the aggregate net asset value of your Biotech Fund shares immediately prior to the Reorganization.

Q.	Will my privileges as a shareholder change after the Reorganization?

A. Your rights as a shareholder will not change in any substantial way as a result of the Reorganization, but you will be a shareholder of the New Century Fund rather than the Biotech Fund. In addition, the shareholder services available to you after the Reorganization will be identical.

Q:	Who will advise the new Century Fund once the Reorganization is completed?

A: As you know, the Biotech Fund is advised by AIG SunAmerica Asset Management Corp. (“AIG SAAMCo”). The New Century Fund also is advised by AIG SAAMCo and will continue to be advised by AIG SAAMCo once the Reorganization is completed.

Q:	Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A: No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Combined Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge that applies to shares of the New Century Fund acquired by you in the Reorganization will be measured from the earlier of the time (i) you purchased your Biotech Fund shares or (ii) you purchased your shares of any other fund advised by AIG SAAMCo and subsequently exchanged them for shares of the Biotech Fund.

Q:	How do operating expenses paid by the New Century Fund compare to those payable by the Biotech Fund?

A: Following the Reorganization, the New Century Fund’s gross projected operating expenses are expected to be below those of the Biotech Fund; however, the net operating expenses of Class B shares of the New Century Fund are expected to be slightly higher than those of the Biotech Fund after taking into account the contractual fee waivers and expense reimbursement arrangements for the Biotech Fund. The net operating expenses of Class A and Class C shares of the New Century Fund are expected to be the same as or below those of the Biotech Fund after taking into account the contractual fee waivers and expense reimbursement arrangements for the Biotech Fund and any applicable voluntary fee waivers and expense reimbursement arrangements for these classes of the New Century Fund.

Q:	What will I have to do to open an account in the New Century Fund? What happens to my account if the Reorganization is approved?

A: If the Reorganization is approved, an account will be set up in your name and your shares automatically will be converted into shares of the New Century Fund. We will send you written confirmation that this change has taken place. You will receive the same class of shares of the New Century Fund as you currently hold of the Biotech Fund. The aggregate net asset value of the shares you receive in the Reorganization will be equal to the aggregate net asset value of the shares you own immediately prior to the Reorganization. No certificates for shares will be issued in connection with the Reorganization. If you currently hold certificates representing your shares of the Biotech Fund, it is not necessary to surrender such certificates.

Q:	Will I have to pay any federal taxes as a result of the Reorganization?

A: The Reorganization of the Biotech Fund is currently expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, the Biotech Fund will not recognize any gain or loss as a result of the transfer of all of its assets and liabilities in exchange solely for shares of the New Century Fund and the assumption of its liabilities by the New Century Fund, or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt solely of shares of the New Century Fund in connection with the Reorganization.

A portion of the portfolio holdings of the Biotech Fund is expected to be sold in connection with the Reorganization. The tax impact of such sales will depend on the difference between the price at which such portfolio holdings are sold and the Biotech Fund’s basis in such holdings. Any capital gains recognized in these sales on a net basis will be distributed to the Biotech Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders; however, the Biotech Fund does not anticipate making such distributions prior to the closing of the Reorganization due to the Fund’s capital loss carryforwards.

Q:	What if I redeem or exchange my shares before the Reorganization takes place?

A: If you choose to redeem or exchange your shares before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and, generally, will be a taxable transaction and any applicable redemption fees will be applied. Also, in the case of redemptions, you will be responsible for payment of any applicable contingent deferred sales charges.

Q:	How do I vote my proxy?

A: You may cast your vote by mail, telephone or internet or in person at the special shareholders meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the internet, please have the proxy card in hand and call the telephone number or go to the website address listed on the enclosed form and follow the instructions.

Q:	When will the Reorganization occur?

A: If approved by shareholders, the Reorganization is expected to occur in March 2007. The Reorganization will not take place if the Reorganization is not approved by the Biotech Fund’s shareholders.

Q:	Whom do I contact for further information?

A: You may call Automated Data Processing, Inc., our proxy solicitation firm at [            ].

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

SUNAMERICA EQUITY FUNDS

SunAmerica Biotech/Health Fund

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(800) 858-8850

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 2, 2007

To the Shareholders of the SunAmerica Biotech/Health Fund:

This is to notify you that a Special Meeting of Shareholders (the “Special Meeting”) of the SunAmerica Biotech/Health Fund (the “Biotech Fund”), a series of SunAmerica Equity Funds (the “Equity Funds”) will be held on Friday, March 2, 2007 at 9:00 a.m., Eastern time, at the offices of AIG SunAmerica Asset Management Corp. (“AIG SAAMCo”), located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311 for the following purposes:

1. To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Biotech Fund would transfer all of its assets to the SunAmerica New Century Fund (the “New Century Fund”), also a series of Equity Funds, in exchange solely for the assumption of the Biotech Fund’s liabilities by the New Century Fund and Class A, Class B and Class C shares of the New Century Fund, which shares will be distributed by the Biotech Fund to the holders of its shares in complete liquidation thereof; and

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board of Trustees of Equity Funds has fixed the close of business on December 19, 2006 as the record date for determination of shareholders of the Biotech Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

It is very important that your vote be received prior to the Special Meeting date. Voting instructions for shares held of record in the name of a nominee, such as a broker-dealer or director of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

Your vote is important regardless of the size of your holdings in the Biotech Fund. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. Certain shareholders may also vote by telephone or over the internet; please see pages [    ] of the enclosed Combined Prospectus/Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Combined Prospectus/Proxy Statement entitled “Voting Information and Requirements - Manner of Voting” for more information.

By Order of the Board of Trustees,

Gregory N. Bressler
Secretary

Jersey City, New Jersey

January [    ], 2007

COMBINED PROSPECTUS/PROXY STATEMENT

SUNAMERICA EQUITY FUNDS

SunAmerica Biotech/Health Fund

SunAmerica New Century Fund

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(800) 858-8850

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of the SunAmerica Biotech/Health Fund (the “Biotech Fund”), a series of SunAmerica Equity Funds (the “Equity Funds”). A special meeting of shareholders of the Biotech Fund (the “Special Meeting”) will be held at the offices of AIG SunAmerica Asset Management Corp. (“AIG SAAMCo”), located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, on Friday, March 2, 2007 at 9:00 a.m., Eastern time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the Biotech Fund at the close of business on December 19, 2006 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of the Biotech Fund on or about January [ ], 2007. Whether or not you expect to attend the Special Meeting or any adjournment or postponement thereof, the Board of Trustees of Equity Funds (the “Equity Funds Board”) requests that shareholders vote their shares by completing and returning the enclosed proxy card.

The purposes of the Special Meeting are:

1. To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Biotech Fund would transfer all of its assets to the SunAmerica New Century Fund (the “New Century Fund”), also a series of Equity Funds, in exchange solely the assumption of the Biotech Fund’s liabilities by the New Century Fund and for Class A, Class B and Class C shares of the New Century Fund, which shares will be distributed by the Biotech Fund to the holders of its shares in complete liquidation thereof; and

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Equity Funds Board has approved a reorganization (the “Reorganization”) by which the Biotech Fund, a separate series of Equity Funds, an open-end management investment company, would be acquired by the New Century Fund, also a series of Equity Funds. The New Century Fund has an investment objective similar to that of the Biotech Fund and certain strategies that are compatible with those of the Biotech Fund. The Funds, however, employ certain differing investment strategies to achieve their objectives. Notably, the Biotech Fund invests a significant portion of its assets in the biotechnology, healthcare and pharmaceutical sectors and under normal market conditions the Biotech Fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in such securities. The New Century Fund does not similarly concentrate its investments in these sectors. In addition, the New Century Fund is “diversified,” while the Biotech Fund is “non-diversified,” as such terms are defined in the Investment Company Act of the 1940 (the “1940 Act”).

If the Biotech Fund’s shareholders approve the Reorganization, the Biotech Fund will transfer its assets to the New Century Fund. The New Century Fund will assume the liabilities of the Biotech Fund and will issue shares to the Biotech Fund in an amount equal to the aggregate net asset value of the outstanding shares of the Biotech Fund. Immediately thereafter, the Biotech Fund will distribute these shares of the New Century Fund to its shareholders. After distributing these shares, the Biotech Fund will be terminated as a series of Equity Funds. When the Reorganization is complete, the Biotech Fund’s shareholders will hold the same class of shares of the New Century Fund as they currently hold of the Biotech Fund. The aggregate net asset value of the New Century Fund shares received in the Reorganization will equal the aggregate net asset value of the Biotech Fund shares held by

Biotech Fund shareholders immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Biotech Fund will hold a smaller percentage of ownership in the combined fund than such shareholder held in the Biotech Fund prior to the Reorganization.

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the Biotech Fund should know before voting on the Reorganization and constitutes an offering of Class A, Class B and Class C shares of the New Century Fund only. Please read it carefully and retain it for future reference.

The following documents, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Combined Prospectus/Proxy Statement:

•	the Statement of Additional Information dated January 11, 2007 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;

•	the New Century Fund Statement of Additional Information for Class A, Class B and Class C shares (the “New Century Fund SAI”) dated January 27, 2006 (and as currently supplemented);

•	the Prospectus and Statement of Additional Information containing additional information about the Biotech Fund (the “Biotech Fund Prospectus”), dated January 27, 2006 (and as currently supplemented); and

•	the Annual Report to Shareholders of the New Century Fund for the fiscal year ended September 30, 2006 (the “New Century Fund Annual Report”).

In addition, the following documents have been filed with the SEC and are incorporated by reference into (legally considered to be part of) and also accompany this Combined Prospectus/Proxy Statement:

•	the New Century Fund Prospectus for Class A, Class B and Class C shares (the “New Century Fund Prospectus”) dated January 27, 2006 (and as currently supplemented).

Except as otherwise described herein, the policies and procedures set forth under “Shareholder Account Information” in the New Century Fund Prospectus will apply to the Class A, Class B and Class C shares to be issued by the New Century Fund in connection with the Reorganization. These documents are on file with the SEC. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

SunAmerica New Century Fund	SunAmerica Biotech/Health Fund
c/o SunAmerica Equity Funds	c/o SunAmerica Equity Funds
Harborside Financial Center	Harborside Financial Center
3200 Plaza 5	3200 Plaza 5
Jersey City, NJ 07311-4992	Jersey City, NJ 07311-4992
(800) 858-8850	(800) 858-8850

If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” The Reorganization SAI may also be obtained without charge at www.sunamericafunds.com.

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549.

By Phone:	1-800-551-8090

By Mail:	Public Reference Section
Office of Consumer Affairs and Information Services
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549
(duplicating fee required)

By E-mail:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov

The Equity Funds Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is January 11, 2007.

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

Equity Funds is an open-end management investment company registered with the SEC. Each of the Biotech Fund and the New Century Fund (each, a “Fund,” and together, the “Funds”) is a separate series of Equity Funds. Equity Funds is organized as a business trust under the laws of the Commonwealth of Massachusetts. The investment objective of the Biotech Fund is to provide long-term growth of capital. The objective of the New Century Fund is to provide capital appreciation. Each Fund utilizes a “growth” oriented philosophy — that of investing in securities believed to offer the potential for long-term growth of capital. The Biotech Fund, however, invests primarily in equity securities of companies principally engaged in the biotechnology or healthcare sectors, while the New Century Fund is not limited to the sectors and industries that it can invest in. AIG SunAmerica Asset Management Corp. (“AIG SAAMCo”) serves as the investment adviser of both Funds. Each Fund publicly offers its shares on a continuous basis, and shares may be purchased through each Fund’s distributor, AIG SunAmerica Capital Services, Inc. (the “Distributor”), and numerous intermediaries. Shareholders of each Fund have the right to exchange their shares for shares of the same class of other funds distributed by the Distributor, except the SunAmerica Senior Floating Rate Fund, at net asset value per share at the time of exchange, subject to certain limitations. Each Fund permits its shareholders to redeem their shares at any time upon proper notice (subject, in certain cases, to redemption fees and/or contingent deferred sales charges).

The Proposed Reorganization

The Equity Funds Board, including the Trustees who are not “interested persons” of the Biotech Fund or the New Century Fund (as defined in the 1940 Act) (the “Independent Trustees”), has unanimously approved the Reorganization, on behalf of each Fund. Subject to approval by the Biotech Fund shareholders, the Reorganization provides for:

• the transfer of all the assets of the Biotech Fund to the New Century Fund in exchange for the assumption of the Biotech Fund’s liabilities by the New Century Fund and Class A, Class B and Class C shares of the New Century Fund;

• the distribution of such Class A, Class B and Class C shares of the New Century Fund to the Biotech Fund’s shareholders; and

• the termination of the Biotech Fund as a series of Equity Funds.

If the proposed Reorganization is approved and completed, the Biotech Fund’s shareholders would hold shares of the same class of the New Century Fund as they currently hold of the Biotech Fund with an aggregate net asset value equal to the aggregate net asset value of Biotech Fund shares owned immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

AIG SAAMCo believes that the relatively small size of the Biotech Fund renders the Fund subscale in terms of portfolio management and, therefore, unlikely to achieve certain operating efficiencies and economies of scale that shareholders of the Biotech Fund may experience as shareholders of the larger Combined Fund. The New Century Fund, following completion of the Reorganization may be referred to as the “Combined Fund” in this Combined Prospectus/Proxy Statement. It is anticipated that the gross operating expense ratios for the Combined Fund will be lower than the current gross operating expense ratios for the Biotech Fund. AIG SAAMCo believes that continuing to operate the Biotech Fund as currently constituted is not in the best interests of the Biotech Fund’s shareholders.

In approving the Reorganization, the Equity Funds Board, including the Independent Trustees, determined that participation in the Reorganization is in the best interests of each Fund and that the interests of each Fund’s shareholders will not be diluted as a result of the Reorganization. The Equity Funds Board considered the Reorganization proposal and at a meeting held on November 9, 2006, the entire Equity Funds Board, including the Independent Trustees unanimously approved the Reorganization. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustee’s may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The factors considered by the Equity Funds Board with regard to the Reorganization include, but are not limited to, the following:

• The fact that the investment objectives of the Biotech Fund and the New Century Fund are similar and certain strategies of the Biotech Fund and New Century Fund are compatible, while others are different. The Trustees considered the fact that the Biotech Fund invests a significant portion of its assets on the biotechnology, healthcare and pharmaceutical sectors, while the New Century Fund is not limited to investing in such sectors. See “Summary—Investment Objectives and Principal Investment Strategies.”

• The possibility that the Combined Fund may achieve certain operating efficiencies from its larger net asset size.

• The fact that shareholders of the Biotech Fund will be invested in a Fund whose management fee rate declines as net assets increase, although the Board acknowledged that, based on the current assets of each Fund as of September 30, 2006, the Reorganization would not cause the Combined Fund to reach the first breakpoint level of the New Century Fund.

• The expectation that the Combined Fund will have gross operating expenses (i.e., operating expenses before taking into account waivers and reimbursements) below those of the Biotech Fund; that Class B shares of the Combined Fund will have slightly higher net operating expenses than those of the Biotech Fund after taking into account the Biotech Fund’s contractual fee waivers and expense reimbursement arrangements and that Class A and Class C shares of the Combined Fund will have the same or lower net operating expenses than those of the Biotech Fund after taking into account the Biotech Fund’s contractual fee waivers and expense reimbursement arrangements and the New Century Fund’s applicable voluntary fee waivers and expense reimbursement arrangements with respect to such classes. While the Biotech Fund’s contractual waivers and expense reimbursements are contractually required by agreement with the Board, there is no guarantee that these waivers/reimbursements will not be terminated by the Board at some point in the future.

• The personnel of AIG SAAMCo who will manage the Combined Fund. See “Comparison of the Biotech Fund and the New Century Fund—Management of the Funds.”

• The relative performance histories of each Fund over different time periods compared with each other and to the relative benchmarks applicable to each Fund. While not predictive of future results, the fact that the New Century Fund has had superior historical performance compared with the Biotech Fund.

• The fact that it is currently anticipated that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

• The fact that AIG SAAMCo will pay the expenses incurred in connection with the preparation of this Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of the Biotech Fund’s portfolio securities prior to or after the Reorganization as described in the Reorganization Agreement.

If the Reorganization is not approved by shareholders of the Biotech Fund, the Equity Funds Board will consider other alternatives. If no such suitable alternatives can be found, the Equity Funds Board may consider the liquidation of the Biotech Fund. Any such liquidation could be a taxable event for certain shareholders.

The Equity Funds Board unanimously recommends that you vote “For” the Reorganization.

Investment Objectives and Principal Investment Strategies

Investment Objectives. The investment objective of the Biotech Fund is to provide long-term growth of capital. The investment objective of the New Century Fund is to provide capital appreciation. Each of the Biotech Fund’s and the New Century Fund’s investment objective is a non-fundamental policy that may be changed, along with each Fund’s principal strategies and principal investment techniques, without shareholder approval subject to 60 days’ notice. The Combined Fund will pursue the New Century Fund’s investment objective.

Principal Investment Strategies and Techniques. Each Fund’s principal investment strategy is growth. The “growth” oriented philosophy — that of investing in securities believed to offer the potential for long-term growth of capital — focuses on securities considered to have a historical record of above-average earnings growth; to have significant potential for earnings growth; to have above-average earnings growth or value, or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.

The Biotech Fund’s primary investment technique is the active trading of equity securities of companies principally engaged in biotechnology or healthcare, without regard to market capitalization. Under normal market conditions, the Biotech Fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in such securities. Biotechnology companies are those principally engaged in the research, development, manufacture, distribution or application of biotechnological products, services or processes, as well as companies believed to benefit significantly from scientific and technological advances in biotechnology. This may include companies involved in such areas as pharmaceuticals, chemicals, medical/surgical, human healthcare, agricultural and veterinary applications, and genetic engineering. Healthcare companies are those principally engaged in research, development, ownership and/or operation of healthcare facilities, franchises or practices, or in the design, manufacture or sale of healthcare-related products or services such as medical, dental and optical products, hardware or services. The relative size of the Biotech Fund’s investments in biotechnology companies and healthcare companies will vary from time to time. The Biotech Fund generally will generally invest in 30 to 50 securities, with the number of holdings varying from time to time.

The New Century Fund’s principal investment technique is the active trading of equity securities that demonstrate the potential for capital appreciation, without regard to market capitalization. The New Century Fund will invest in companies and market sectors believed to offer rapid growth opportunities and trends. These dynamic economic sectors rapidly develop and evolve through, or as a result of, technological advancement and innovation. Examples of these sectors may include computer systems and software, internet, broadcasting, telecommunications, publishing, health care, specialty pharmaceuticals, biotechnology, electronics, data storage and security. The New Century Fund may also invest in companies that AIG SAAMCo believes will experience strong growth in traditional economic sectors, such as retail services, apparel, leisure, banking, household products, and food. The relative size of the New Century Fund’s investments in different sectors will vary from time to time, and at times an industry mentioned above may not be represented in the New Century Fund’s holdings.

Each Fund may invest in additional financial instruments for cash management or hedging purposes. Each Fund may invest in foreign securities although it currently does not invest a significant portion of its assets in such securities. Each Fund may invest a portion of its assets in derivative instruments, such as options, futures contracts or swap agreements. The Biotech Fund may also write covered put options. Up to 25% of the Biotech Fund’s total assets may be subject to covered call options; however up to 100% of the New Century Fund’s total assets may be subject to covered call options. The Biotech Fund may borrow for temporary or emergency purposes, up to 33 1/3% of its net assets; however, it may borrow to enhance investment performance, up to 50% of its net assets. The Biotech Fund may hold short-term and defensive investments. The New Century may borrow for temporary or emergency purposes, up to 5% of its net assets; however it may borrow to enhance performance up to 50% of its net assets. Each Fund may hold short-term investments, up to 10% of its net assets, and defensive investments.

The Combined Fund’s principal investment strategies and techniques will be those of the New Century Fund.

Comparison. The main difference between the Funds is that the Biotech Fund invests a significant portion of its assets in a smaller number of companies, specifically concentrating in the biotechnology, healthcare and pharmaceutical sectors, while the New Century Fund invests in a wide range of companies and sectors believed to offer rapid growth opportunities. The New Century Fund’s investments may include companies in the biotechnology, healthcare and pharmaceutical sectors. In addition, the Biotech Fund is “non-diversified,” while the New Century Fund is “diversified,” as such terms are defined in the 1940 Act. As a non-diversified Fund, the Biotech Fund’s performance is more closely correlated to the performance of a limited number of companies and/or to the performance of the biotechnology, healthcare and pharmaceutical sectors as a whole, compared with an investment in the New Century Fund. The Biotech Fund may be impacted significantly by the risks associated with, and unique to, investing in biotechnology, healthcare and pharmaceutical companies. While the New Century Fund may invest in biotechnology, healthcare and pharmaceutical companies, the Fund’s investments in such companies are spread across a more diverse asset pool, and therefore, the Fund’s performance is less correlated to the performance of these specific sectors. The New Century Fund, while a diversified fund, historically has invested a sizeable portion of its assets in the biotechnology, healthcare and pharmaceuticals sectors. As of September 29, 2006, the year to date average weighting for the New Century Fund in the biotechnology, healthcare and pharmaceutical sectors was approximately 17% of the New Century Fund’s assets.

In addition, each Fund may invest a portion of its assets in derivative instruments, such as options, futures contracts or swap agreements; however, up to 100% of the New Century Fund’s total assets may be subject to covered call options, while up to 25% of the Biotech Fund’s total assets may be subject to covered call options.

While the Biotech Fund and the New Century Fund have different benchmarks and certain differences in strategies and techniques, the Funds pursue similar investment objectives and utilize certain compatible investment strategies and techniques. For a discussion of the principal and other investment risks associated with an investment in the New Century Fund and, therefore, the Combined Fund, please see “Comparison of the Biotech Fund and the New Century Fund—Principal and Other Investment Risks” below.

Fees and Expenses

If the Reorganization is approved and completed, holders of the Biotech Fund Class A Shares will receive New Century Fund Class A Shares, holders of Biotech Fund Class B Shares will receive New Century Fund Class B Shares, and holders of Biotech Fund Class C Shares will receive New Century Fund Class C Shares.

Fee Table for of the Biotech Fund, the New Century Fund

and the Pro Forma Combined Fund as of September 30, 2006 (unaudited)

The fee tables below provide information about the fees and expenses attributable to each class of shares of the Funds, assuming the Reorganization had taken place on September 30, 2006 and the estimated pro forma fees and expenses attributable to each class of shares of the pro forma Combined Fund. Future fees and expenses may be greater or less than those indicated below.

	Actual				Actual
	Biotech Fund		New Century Fund	Pro Forma Combined Fund	Biotech Fund		New Century Fund	Pro Forma Combined Fund
	Class A		Class A	Class A	Class B		Class B	Class B
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)(1)	5.75%		5.75%	5.75%	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(2)	None		None	None	4.00%		4.00%	4.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None	None	None		None	None
Redemption Fee(3)	None		None	None	None		None	None
Exchange Fee	None		None	None	None		None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%		0.75%	0.75%	0.75%		0.75%	0.75%
Distribution and/or Service (12b-1) Fees(4)	0.35%		0.35%	0.35%	1.00%		1.00%	1.00%
Other Expenses	0.77%		0.45%	0.44%	0.81%		0.55%	0.54%

Total Annual Fund Operating Expenses	1.87%		1.55%	1.54%	2.56%		2.30%	2.29%

Fee Waiver and Expense Reimbursements	0.32%		—	—	0.36%		—	—
Net Total Annual Fund Operating Expenses	1.55	%(5)	1.55%	1.54%	2.20	%(5)	2.30%	2.29%

Footnotes begin below on page 10.

	Actual
	Biotech Fund		New Century Fund		Pro Forma Combined Fund
	Class C		Class C		Class C
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)(1)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(2)	1.00%		1.00%		1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fee(3)	None		None		None
Exchange Fee	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%		0.75%		0.75%
Distribution and/or Service (12b-1) Fees(4)	1.00%		1.00%		1.00%
Other Expenses	0.85%		0.84%		0.63%

Total Annual Fund Operating Expenses	2.60%		2.59%		2.38%

Fee Waiver and Expense Reimbursements	0.40%		—		—
Net Total Annual Fund Operating Expenses	2.20	%(5)	2.59	%(6)	2.38	%(6)

(1)	The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.
(2)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (“CDSC”) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase.
(3)	A $15.00 fee will be imposed on wire and overnight mail redemptions.
(4)	Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges.
(5)	The Equity Funds Board, including a majority of the Independent Trustees, approved the Management Agreement subject to the net expense ratios set forth above. AIG SAAMCo will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses Before Expense Reimbursement be higher than the net expense ratio. AIG SAAMCo may not increase such ratios, which are contractually required by agreement with the Equity Funds Board, without the approval of the Trustees, including a majority of the Independent Trustees. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Trustees, including a majority of the Independent Trustees.
(6)	AIG SAAMCo is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratio does not exceed 2.14% for Class C of the New Century Fund.

EXAMPLES:

These examples assume that an investor invests $10,000 in the relevant Fund for the time periods indicated, that the investment has a 5% return each year, that the investor pays the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that the investor will receive a 5% annual rate of return. The annual return may be more or less than the 5% used in these examples. Although actual costs may be higher or lower, based on these assumptions, an investor’s costs would be:

ASSUMING THE INVESTOR REDEEMS HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Biotech Fund	$724	$1,036	$1,371	$2,314
New Century Fund	$724	$1,036	$1,371	$2,314
Pro Forma Combined Fund	$723	$1,033	$1,366	$2,304
Class B
Biotech Fund *	$623	$988	$1,380	$2,370
New Century Fund *	$633	$1,018	$1,430	$2,448
Pro Forma Combined Fund	$632	$1,015	$1,425	$2,438
Class C
Biotech Fund	$323	$688	$1,180	$2,534
New Century Fund **	$362	$805	$1,375	$2,925
Pro Forma Combined Fund	$341	$742	$1,270	$2,716

ASSUMING THE INVESTOR DOES NOT REDEEM HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Biotech Fund	$724	$1,036	$1,371	$2,314
New Century Fund	$724	$1,036	$1,371	$2,314
Pro Forma Combined Fund	$723	$1,033	$1,366	$2,304
Class B
Biotech Fund *	$223	$688	$1,180	$2,370
New Century Fund *	$233	$718	$1,230	$2,448
Pro Forma Combined Fund	$232	$715	$1,225	$2,438
Class C
Biotech Fund	$223	$688	$1,180	$2,534
New Century Fund **	$262	$805	$1,375	$2,925
Pro Forma Combined Fund	$241	$742	$1,270	$2,716

*	Class B shares generally convert to Class A shares approximately eight years after purchase. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.
**	AIG SAAMCo is voluntarily waiving fees and/or reimbursing expenses for this Class C of the New Century Fund. This fee waiver and/or expense reimbursement is not reflected in the Example above. The following are the costs after these voluntary fee waivers and/or expense reimbursements:

	1 Year	3 Years	5 Years	10 Years
If the investor redeemed his or her shares
New Century Fund Class C	$317	$670	$1,149	$2,472

If the investor did not redeem his or her shares
New Century Fund Class C	$217	$670	$1,149	$2,472

Federal Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, the Biotech Fund, the New Century Fund, or their respective shareholders, will not recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, Equity Funds, on behalf of the Biotech Fund and the New Century Fund, will receive an opinion from Willkie Farr & Gallagher LLP to that effect. An opinion of counsel is not binding on the Internal Revenue Service (“IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

To the extent that the portfolio holdings of the Biotech Fund are sold by the Biotech Fund in connection with the Reorganization, the tax impact of such sales will depend on the difference between the price at which such portfolio holdings are sold and the Biotech Fund’s basis in such holdings. Any gains will be distributed to the Biotech Fund’s shareholders as either capital gain dividends (to the extent of long-term capital gains) or ordinary income dividends (to the extent of short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders; however, the Biotech Fund does not anticipate making such distributions prior to the closing of the Reorganization due to the Fund’s capital loss carryforwards.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the purchase, exchange, redemption and valuation of shares of the Biotech Fund and the New Century Fund are identical.

COMPARISON OF THE BIOTECH FUND AND THE NEW CENTURY FUND

Principal and Other Investment Risks

Because of their similar investment objectives and growth strategy, the Biotech Fund and the New Century Fund are subject to many of the same investment risks. The Biotech Fund, however, is subject to the risks associated with non-diversification and with investments principally in biotechnology and healthcare companies because of its concentration in such sectors, while the New Century Fund is not exposed to such risks. The New Century Fund, however, is subject to the risks associated with investments in technology companies generally. The following discussion describes the principal and certain other risks that may affect the New Century Fund and, therefore, the Combined Fund. You will find additional descriptions of specific risks in the Biotech Fund Prospectus and the New Century Fund Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement.

There can be no guarantee that shares of the Combined Fund will not lose value. This means shareholders of each Fund and shareholders of the Combined Fund could lose money. As with any fund, the value of the Combined Fund’s investments, and, therefore, the value of its shares, may fluctuate. These changes may occur because a particular market in which the Combined Fund invests is rising or falling. In addition, there are specific factors that may affect the value of a particular security. Also, the Combined Fund may invest in securities that underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies. Changes in the value of the Combined Fund’s debt investments may also occur in response to interest rate movements. Generally when interest rates go up, the value of debt securities goes down. The following are the principal investment risks associated with the New Century Fund and, therefore, also with the Combined Fund:

Market Volatility. The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in the New Century Fund’s portfolio.

Securities selection. A strategy used by the New Century Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

Small and Mid Market Capitalization. Companies with smaller market capitalizations (particularly under $1 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies are subject to these risks to a lesser extent.

The following are the non-principal investment risks associated with the New Century Fund and therefore, also with the Combined Fund:

Derivatives. Derivatives, including options and futures, are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

Hedging. Hedging is a strategy in which AIG SAAMCo uses a derivative security in an effort to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Technology companies. The industries in which technology companies may be found can be significantly affected by short product cycles, aggressive pricing of products and service, competition from new market entrants, obsolescence of existing technology, worldwide scientific and technological developments and changes in governmental regulation and policies. As a result, a fund that invests in technology companies may be considerably more volatile than a fund that does not invest in technology companies.

Performance Information

The following tables illustrate the past performance of an investment in each Fund. The information shows you how each Fund’s performance has varied year by year and provides some indication of the risks of investing in each Fund. Past performance is not predictive of future performance. For more information concerning the performance of the Biotech Fund, please refer to the Biotech Fund Prospectus, the Biotech Fund SAI and the 2006 Biotech Fund Annual Report to Shareholders (the “Biotech Fund Annual Report”). For more information concerning the performance of the New Century Fund, please refer to the New Century Fund Prospectus, the New Century SAI, and the New Century Annual Report.

Biotech Fund

Average Annual Total Return

For The Fiscal Year Ended September 30, 2006(1)

	1 Year	5 Years	Since Inception(2)
Class A Shares—Return Before Taxes	-9.32%	-4.02%	-5.26%
Return After Taxes on Distributions	-9.32%	-4.02%	-5.50%
Return After Taxes on Distributions and Sale of Fund Shares (3)	-6.06%	-3.37%	-4.49%
Class B Shares—Return Before Taxes	-8.23%	-3.90%	-4.99%
Class C Shares—Return Before Taxes	-5.35%	-3.49%	-4.96%
NASDAQ-100 Index(4)	3.75%	7.49%	-11.72%
S&P 1500® Supercomposite Health Care Index(5)	6.89%	2.59%	2.53%
Morningstar Specialty-Health Category(6)	3.14%	4.88%	2.21%

(1)	Includes sales charges.
(2)	Inception Date: Class A, B and C: 06/14/00. Class II shares were redesignated as Class C shares of the Biotech Fund on February 23, 2004.
(3)	When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Biotech Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
(4)	The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on the NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies including investment companies.
(5)	The S&P 1500 Supercomposite Health Care Index represents those S&P Composite 1500 companies in two main industry groups: Healthcare equipment and supplies companies or companies that provide healthcare related services, and companies that provide research, development, production and marketing of pharmaceuticals and biotechnology products.
(6)	Developed by Morningstar, the Morningstar Specialty-Health Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios and price/book ratios similar to those of the Biotech Fund.

New Century Fund

Average Annual Total Return

For The Fiscal Year Ended September 30, 2006(1)

	1 Year	5 Years	10 Years	Class C Since Inception(2)
Class A Shares—Return Before Taxes	-2.62%	5.82%	3.67%	—
Return After Taxes on Distributions	-2.62%	5.82%	1.62%	—
Return After Taxes on Distributions and Sale of Fund Shares (3)	-1.70%	5.02%	2.13%	—
Class B Shares—Return Before Taxes	-1.42%	6.01%	3.74%	—
Class C Shares—Return Before Taxes	1.70%	6.48%	N/A	3.88%
Russell 3000® Growth Index(4)	6.05%	4.83%	5.27%	1.88%
Morningstar Mid-Cap Growth Category(5)	5.30%	8.88%	9.11%	8.11%

(1)	Includes sales charges.
(2)	Inception Date: Class A: 01/28/87; Class B: 09/24/93; Class C: 02/02/98; Class I: 11/21/01. Class II shares were redesignated as Class C shares of the New Century Fund on February 23, 2004.
(3)	When the return after taxes on distributions and sale of New Century Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of New Century Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
(4)	The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
(5)	Developed by Morningstar, the Morningstar Mid-Cap Growth Objective Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earning ratios, and price/book ratios similar to those at the New Century Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares of each of the Biotech Fund and the New Century Fund; after-tax returns for other classes of shares will vary.

Because the Combined Fund will most closely resemble the New Century Fund, the New Century Fund will be the accounting survivor of the Reorganization. As such, the Combined Fund will maintain the performance history of the New Century Fund at the closing of the Reorganization.

Management of the Funds

Biotech Fund. AIG SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, serves as the investment adviser to the Biotech Fund. AIG SAAMCo provides various administrative services and supervises the daily business of the Biotech Fund, and receives a management fee as compensation for its services. AIG SAAMCo is a wholly owned subsidiary of AIG SunAmerica Inc., which in turn is an indirect wholly owned subsidiary of American International Group, Inc. (“AIG”).

Allison Larkin, Vice President at AIG SAAMCo, is the portfolio manager to the Biotech Fund and is primarily responsible for its day-to-day management. Ms. Larkin has over 15 years experience in the healthcare industry including sales and marketing positions with Merck and business development positions with Wyeth Pharmaceuticals. Prior to joining AIG SAAMCo in April 2004 to cover healthcare stocks (which includes pharmaceuticals, biotech and services stocks), she worked at Schroder Investment Management between 2000 and 2004, where she was the senior U.S. healthcare analyst and co-manager of Schroder Medical Discovery Fund, a London-listed global healthcare fund. Ms. Larkin received an MBA from New York University and a B.A. from Ursinus College.

The Biotech Fund SAI provides additional information about the compensation of the Biotech Fund’s portfolio manager, other accounts managed by such manager and such manager’s ownership of securities in the Biotech Fund and other funds managed by AIG SAAMCo.

New Century Fund. AIG SAAMCo serves as the investment adviser to the New Century Fund. AIG SAAMCo provides various administrative services and supervises the daily business of the New Century Fund, and receives a management fee as compensation for its services.

The New Century Fund is advised by AIG SAAMCo. Jay Rushin, Senior Vice President at AIG SAAMCo, is the portfolio manager to the New Century Fund, and is primarily responsible for the day-to-day management of the New Century Fund. Mr. Rushin has over nine years of experience in the investment industry, focusing the past eight years on the small-cap and mid-cap growth segments of the market. Prior to joining AIG SAAMCo in December 2005, Mr. Rushin was a lead portfolio manager at AIM Management Group, where he was responsible for a small-cap and mid-cap growth team, and its respective portfolios. Mr. Rushin received a B.A. from Florida State University and is a Chartered Financial Analyst. He is also a member of the Houston Society of Security Analysts.

The New Century Fund SAI provides additional information about the compensation of the New Century Fund’s portfolio manager, other accounts managed by such manager, and such manager’s ownership of securities in the New Century Fund and other funds managed by AIG SAAMCo.

Combined Fund. As discussed below under “Investment Advisory and Management Agreements – New Century Fund,” following the Reorganization, AIG SAAMCo will serve as investment adviser to the Combined Fund. The Combined Fund’s management team will be led by Jay Rushin.

Investment Advisory and Management Agreement

Biotech Fund. AIG SAAMCo is the Biotech Fund’s investment adviser and manages the Fund’s investments and its business operations subject to the oversight of the Equity Funds Board. Pursuant to an Investment Advisory and Management Agreement between Equity Funds, on behalf of the Biotech Fund (the “Management Agreement”), and AIG SAAMCo, AIG SAAMCo provides various administrative services and supervises the daily business of the Biotech Fund. Pursuant to the Management Agreement, AIG SAAMCo receives for its services to the Biotech Fund monthly compensation at the annual rate of 0.75% of the average daily net assets of the Biotech Fund. The Equity Funds Board, including a majority of the Independent Trustees, approved the Management Agreement subject to the net expense ratios set out above in the fee table. As a result, AIG SAAMCo will waive fees and reimburse expenses should the “Total Annual Fund Operating Expenses Before Expense Reimbursement” be higher than the net expense ratio stated in the table. AIG SAAMCo may not increase such ratios, which are contractually required by agreement with the Equity Funds Board, without the approval of the Equity Funds Board, including a majority of the Independent Trustees.

A discussion regarding the basis for the Equity Funds Board’s approval of the Management Agreement is available in the Biotech Fund Annual Report.

New Century Fund. AIG SAAMCo is the New Century Fund’s investment adviser and manages the Fund’s investments and its business operations subject to the oversight of the Equity Funds Board. Pursuant to the Management Agreement between Equity Funds, on behalf of the New Century Fund, and AIG SAAMCo, AIG SAAMCo provides various administrative services and supervises the daily business of the New Century Fund. Pursuant to the Management Agreement, AIG SAAMCo receives for its services to the New Century Fund monthly compensation at the annual rate of based on a percentage of its average daily net assets as follows: (a) 0.75% for average daily net assets up to $350 million; (b) 0.70% for average daily net assets between $350 million and $700 million; and (c) 0.65% for average daily net assets greater than $700 million.

Applying this fee schedule, the New Century Fund’s effective advisory fee rate was 0.75% of the New Century Fund’s average daily net assets for the fiscal year ended September 30, 2006. The effective advisory fee rate paid by the New Century Fund is currently the same as the fee rate paid by the Biotech Fund; however, because of the breakpoints discussed above, following the Reorganization, shareholders of the Biotech Fund would experience the potential for a lower advisory fee schedule as shareholders of the Combined Fund. The first breakpoint level for the New Century Fund is set at $350 million and thus, based on the levels of assets of the Funds as of September 30, 2006, the Reorganization would not cause the Combined Fund to reach this level; however, the addition of the assets of the Biotech Fund may cause the Combined Fund to reach the first breakpoint level sooner than it would have if the Reorganization did not take place.

A discussion regarding the basis for the Equity Funds Board’s approval of the Management Agreement is available in the New Century Fund Annual Report.

Combined Fund. If the shareholders of the Biotech Fund approve the Reorganization, the Combined Fund will be managed by AIG SAAMCo pursuant to the Management Agreement, as described above. It should be noted that because the New Century Fund and the Biotech Fund are covered by the same Management Agreement, the services provided to each Fund under the Management Agreement are identical.

Administration Agreement

Biotech Fund and New Century Fund. AIG SunAmerica Fund Services, Inc. serves as each Fund’s administrator (the “Administrator”) pursuant to an administration agreement (the “Administration Agreement”) entered into between Equity Funds, on behalf of each Fund, and the Administrator. Under the terms of the Administration Agreement, the Administrator, an indirect wholly owned subsidiary of AIG, acts as a servicing agent assisting State Street Bank and Trust Company (“State Street”) in connection with certain services offered to the shareholders of each of the Funds. Under the terms of the Administration Agreement, the Administrator may receive reimbursement of its costs in providing such shareholder services. The Administrator is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Pursuant to the Administration Agreement, as compensation for services rendered, the Administrator receives a fee from each Fund, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A, Class B and Class C shares of each Fund. From this fee, the Administrator pays a fee to State Street and its affiliate Boston Financial Data Services.

Combined Fund. The Administration Agreement will remain in place with respect to the Combined Fund following the Reorganization.

Other Service Providers

Biotech Fund and New Century Fund. State Street, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and as transfer agent for each Fund and in those capacities maintains certain financial and accounting books and records pursuant to separate agreements with Equity Funds, on behalf of each Fund. Transfer agent functions are performed for State Street, by Boston Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5972, an affiliate of State Street. Ernst & Young LLP, located at 1401 McKinney, Houston, Texas 77010, serves as each Fund’s independent registered public accounting firm and in that capacity examines the annual financial statements of each Fund. For the financial statement periods prior to September 30, 2004 for the Biotech Fund, PricewaterhouseCoopers LLP, located at 1177 Avenue of the Americas, New York, New York 10036, served as the independent auditor. The firm of Willkie Farr & Gallagher LLP, located at 767 Seventh Avenue, New York, New York 10019, serves as legal counsel to each Fund.

Combined Fund. Following the Reorganization, each Fund’s current service providers will service the Combined Fund. Any changes in service providers thereafter are not expected to affect the nature or quality of services provided to the Combined Fund or its shareholders.

Distribution and Service Fees

Biotech Fund and New Century Fund. Equity Funds, on behalf of each class of each Fund, has entered into a distribution agreement (the “Distribution Agreement”) with AIG SunAmerica Capital Services, Inc. (the “Distributor”), a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Fund. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Funds through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting each Fund, for distribution to persons who are not shareholders of such Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Funds (see “Distribution Plans” below).

Continuance of the Distribution Agreement with respect to each Fund is subject to annual approval by vote of the Equity Funds Board, including a majority of the Independent Trustees. Equity Funds and the Distributor each has the right to terminate the Distribution Agreement with respect to a Fund on 60 days’ written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company’s board of directors. Pursuant to such rule, each Fund has adopted Distribution Plans for Class A, Class B, and Class C shares (hereinafter referred to as the “Class A Plan,” the “Class B Plan”, and the “Class C Plan” and collectively as the “Distribution Plans”). The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class. Reference is made to “Shareholder Account Information” in each Fund’s Prospectus for certain information with respect to the Distribution Plans.

Under the Class A Plan, the Distributor may receive payments from each Fund at an annual rate of up to 0.10% of average daily net assets of each Fund’s Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class

C Plans, the Distributor may receive payments from each Fund at the annual rate of up to 0.75% of the average daily net assets of each Fund’s Class B or Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers.

The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in each Fund by its customers.

It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor’s distribution costs as described above.

Combined Fund. Following the Reorganization, the Combined Fund will be subject to the New Century Fund Distribution Plans, as described above, for its share classes. In addition, as discussed above because the New Century Fund and the Biotech Fund are covered by the same Distribution Agreement, the services provided to each Fund under the Distribution Agreement are identical.

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the purchase, exchange, redemption and valuation of shares of the Biotech Fund and the New Century Fund are identical and such procedures will remain in place for the Combined Fund. Shareholders should refer to the New Century Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and the Biotech Fund’s Prospectus for the specific procedures applicable to purchases, exchanges and redemptions of shares under the heading “Shareholder Account Information.” In addition to the policies described therein, certain fees may be assessed in connection with the purchase, exchange and redemption of shares. See “Summary—Fee and Expenses” above.

Market Timing Trading Policies and Procedures

The market timing trading policies and procedures of the Biotech Fund and the New Century Fund are identical, and such policies and procedures will remain in place for the Combined Fund. Shareholders should refer to the New Century Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and the Biotech Fund’s Prospectus for the specific market timing trading policies and procedures under the heading “Shareholder Account Information—Market Timing Trading Policies and Procedures.”

FINANCIAL HIGHLIGHTS

Financial highlights tables for the existing share classes of the New Century Fund may be found in the New Century Fund Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the Biotech Fund will transfer its assets to the New Century Fund in exchange for the assumption by the New Century Fund of the Biotech’s liabilities and Class A, Class B and Class C shares of the New Century Fund. For more details about the Reorganization Agreement, see Appendix A—”Form of Agreement and Plan of Reorganization.” The shares of the New Century Fund issued to the Biotech Fund will have an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Biotech Fund’s shares outstanding immediately prior to the Reorganization. Upon receipt by the Biotech Fund of the shares of the New Century Fund, the Biotech Fund will distribute the shares to its shareholders. Then, as soon as practicable after the Closing Date (as defined in Appendix A), the Biotech Fund will be terminated as a series of Equity Funds under applicable state law.

The distribution of New Century Fund shares to the Biotech Fund shareholders will be accomplished by opening new accounts on the books of the New Century Fund in the names of the Biotech Fund shareholders and transferring to those shareholder accounts the shares of the New Century Fund. Such newly-opened accounts on the books of the New Century Fund will represent the respective pro rata number of shares of the same class of the New Century Fund that the Biotech Fund receives under the terms of the Reorganization Agreement. See “Terms of the Reorganization Agreement” below.

Accordingly, as a result of the Reorganization, the Biotech Fund shareholders will own the same class of shares of the New Century Fund having an aggregate NAV immediately after the Closing Date equal to the aggregate NAV of that shareholder’s the Biotech Fund shares immediately prior to the Closing Date. The Reorganization will not result in dilution of either Fund’s NAV. However, as a result of the Reorganization, a shareholder of the Biotech Fund or the New Century Fund will hold a reduced percentage of ownership in the larger Combined Fund than the shareholder did in the Biotech Fund.

No sales charge or fee of any kind will be assessed to the Biotech Fund shareholders in connection with their receipt of shares of the New Century Fund in the Reorganization, although shareholders who receive Class B and Class C shares in the Reorganization will continue to be subject to a contingent deferred sales change (“CDSC”) if they sell such shares after the Reorganization but before the applicable holding period expires. The holding period with respect to any CDSC applicable to shares of the New Century Fund acquired in the Reorganization will be measured from the earlier of the time (i) the shares were purchased from the Biotech Fund or (ii) shares were purchased from any other funds distributed by the Distributor and subsequently were exchanged for shares of the Biotech Fund. Redemptions made after the Reorganization may be subject to CDSCs.

Terms of the Reorganization Agreement

Pursuant to the Reorganization Agreement, the New Century Fund will acquire the assets of the Biotech Fund on the Closing Date in consideration for the assumption of the Biotech Fund’s liabilities and shares of the New Century Fund.

On the Closing Date, the Biotech Fund will transfer to the New Century Fund its assets in exchange solely for Class A, Class B and Class C shares of the New Century Fund that are equal in value to the value of the net assets of the Biotech Fund transferred to the New Century Fund as of the Closing Date, as determined in accordance with the New Century Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties, and the assumption by the New Century Fund of the liabilities of the Biotech Fund. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Biotech Fund will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

The Biotech Fund expects to distribute the shares of the New Century Fund to the shareholders of the Biotech Fund promptly after the Closing Date. Upon distribution of such shares, all outstanding shares of the Biotech Fund will be redeemed in accordance with Massachusetts law. Thereafter, the Biotech Fund will be terminated as a series of Equity Funds under Massachusetts law.

The Biotech Fund and the New Century Fund have made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•the approval of the Reorganization by the Biotech Fund’s shareholders;

• the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

• the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

• the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

• the effectiveness under applicable law of the registration statement of Equity Funds of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

• the declaration of a dividend by the Biotech Fund to distribute all of its undistributed net investment income and net capital gains; and

• the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization.

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the Biotech Fund.

The Equity Funds Board unanimously recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of each Fund (as described more fully in “Reasons for the Reorganization” below) and that the interests of existing shareholders of each Fund will not be diluted as a result of consummation of the proposed Reorganization.

Reasons for the Reorganization

The factors considered by the Equity Funds Board with regard to the Reorganization include, but are not limited to, the following:

• The investment objective of the Biotech Fund and the New Century are similar and certain investment strategies and techniques are compatible; however, certain investment strategies and techniques are different. See “Summary—Investment Objectives and Principal Investment Strategies.”

Through the Reorganization, shareholders of the Biotech Fund will be invested in a Combined Fund with a similar objective and compatible investment strategies and techniques; however, shareholders of the Biotech Fund will be invested in a diversified fund that invests only a portion of its assets in the biotechnology and healthcare sectors. As a result, the growth investing style and risk/return profile of the Combined Fund will remain comparable to those of the shareholders’ current investment, although shareholders of the Biotech Fund will no longer be subject to the risks associated with an investment in a non-diversified Fund that concentrates its investments in the biotechnology and healthcare sectors. The New Century Fund, while a diversified fund, historically has invested a sizeable portion of its assets in the biotechnology, healthcare and pharmaceuticals sectors, and the Equity Funds Board believes shareholders of the Biotech Fund will continue to have exposure to the biotechnology, healthcare and pharmaceutical sectors through an investment in the New Century Fund.

• The possibility that the Combined Fund may achieve certain operating efficiencies from its larger net asset size.

The larger net asset size of the Combined Fund may permit the Combined Fund to achieve certain economies of scale as certain costs can be spread over a larger asset base, and the larger Combined Fund may achieve greater portfolio diversity and potentially lower portfolio transaction costs. This potential benefit will largely depend on the growth of the Combined Fund and may not be achieved solely as a result of the Reorganization.

• The fact that shareholders of the Biotech Fund will now be invested in a Fund whose management fee decreases as asset levels increase.

Shareholders of the Biotech Fund would experience the potential for a lower advisory fee schedule as shareholders of the Combined Fund as a result of the breakpoints included in the Management Agreement. See “Comparison of the Biotech Fund and the New Century Fund—Investment Advisory and Management Agreement.” The first breakpoint level for the New Century Fund is set at $350 million and thus, based on the levels of assets of the Funds as of September 30, 2006, the Reorganization would not cause the Combined Fund to reach this level; however, the addition of the assets of the Biotech Fund may cause the Combined Fund to reach the first breakpoint level sooner than it would have if the Reorganization did not take place.

• The expectation that the Combined Fund will have projected gross operating expenses below those of the Biotech Fund prior to the Reorganization, before taking into account any contractual or voluntary fee waivers or expense reimbursement arrangements.

Shareholders of each class of the Biotech Fund are expected to experience lower gross operating expenses in the Combined Fund than they had in the Biotech Fund prior to the Reorganization before taking into account any contractual or voluntary fee waivers or expense reimbursement arrangements. Shareholders of Class B shares of the Biotech Fund will experience a slight increase in annual net operating expenses in the Combined Fund than they had in the Biotech Fund prior to the Reorganization, after taking into account the Biotech Fund’s contractual fee waivers or expense reimbursement arrangements. Shareholders of Class A and Class C shares of the Biotech Fund will experience the same or lower annual net operating expenses in the Combined Fund than they had in the Biotech Fund prior to the Reorganization, after taking into account the Biotech Fund’s contractual fee waivers or expense reimbursement arrangements and the New Century Fund’s voluntary fee waivers or expense reimbursement arrangements. See “Summary—Fees and Expenses.” While the Biotech Fund’s contractual waivers and expense reimbursements are contractually required by agreement with the Board, there is no guarantee that these waivers/reimbursements will not be terminated by the Board at some point in the future. The Board also noted that effective September 1, 2006, AIG SAAMCo had agreed to voluntarily waive a portion of the investment management fees from the Biotech Fund equal to 0.05% of the Fund’s average daily net assets (on an annual basis), and that if such fee waiver were to continue in effect throughout the current fiscal year, the Class A shares of the Combined Fund would have slightly higher net operating expenses than those of the Class A shares of the Biotech Fund after taking into account the Biotech Fund’s contractual and voluntary waivers and reimbursements.

• The relative performance histories of each Fund and the fact that the New Century Fund has had superior performance history compared with the Biotech Fund.

While not predictive of future results, the Equity Funds Board reviewed the relative performance of each Fund over different time periods compared with each other and to the relative benchmarks applicable to each Fund. The New Century Fund will be the accounting survivor of the Reorganization. As such, the Combined Fund will maintain the performance history of the New Century Fund at the closing of the Reorganization.

• The fact that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

The Reorganization contemplates a tax-free transfer of the assets of the Biotech Fund in exchange for the assumption of the Biotech Fund’s liabilities and shares of the New Century Fund. Shareholders will receive New Century Fund shares equivalent to the aggregate net asset value of their Biotech Fund shares and will pay no federal income tax on the transaction.

• The costs associated with the Reorganization will be borne solely by AIG SAAMCo and will not be borne by shareholders (except that shareholders will pay any brokerage or trading expenses of securities sold prior to and immediately following the Reorganization).

Shareholders will not bear the costs associated with the Reorganization, including proxy solicitation expenses. Proxy solicitation expenses include legal fees, printing, packaging and postage—all of which will be covered by AIG SAAMCo. Shareholders will not have to pay any sales charge on the New Century Fund shares received in the Reorganization. For purposes of determining the application of any CDSC after the Reorganization, the holding period for their Biotech Fund shares will carry over to the New Century Fund shares they receive in the Reorganization. The Reorganization is expected to cause portfolio turnover and transaction expenses from the sale of securities prior to and immediately following the closing of the Reorganization, which will be incurred by the Biotech Fund and the Combined Fund, respectively, and borne by each Fund’s shareholders; however, these costs are not expected to have a material impact on the Funds.

For these and other reasons, the Equity Funds Board unanimously concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of each Fund and the interests of each Fund’s existing shareholders will not be diluted as a result of the Reorganization. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Biotech Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of the Reorganization that Equity Funds, on behalf of the Biotech Fund and the New Century Fund, receive an opinion from Willkie Farr & Gallagher LLP, counsel to the Funds, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the Biotech Fund and the New Century Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

• No gain or loss will be recognized by the Biotech Fund or by the New Century Fund upon the transfer of substantially all of the assets of the Biotech Fund to the New Century Fund solely in exchange for the shares of the New Century Fund and the assumption by the New Century Fund of certain liabilities of the Biotech Fund, or upon the distribution of the shares of the New Century Fund by the Biotech Fund to its shareholders in the subsequent liquidation of the Biotech Fund.

• No gain or loss will be recognized by a shareholder of the Biotech Fund who exchanges all of his, her or its shares of the Biotech Fund solely for the shares of the New Century Fund pursuant to the Reorganization.

• The tax basis of the shares of the New Century Fund received by a shareholder of the Biotech Fund pursuant to the Reorganization (including any fractional share) will be the same as the tax basis of the shares of the Biotech Fund surrendered in exchange therefor.

• The holding period of the shares of the New Century Fund received by a shareholder of the Biotech Fund pursuant to the Reorganization (including any fractional share) will include the holding period of the shares of the Biotech Fund surrendered in exchange therefor.

• The New Century Fund’s tax basis in assets of the Biotech Fund received by the New Century Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Biotech Fund immediately prior to the Reorganization, and the New Century Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Biotech Fund.

The opinion of Willkie Farr & Gallagher LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Willkie Farr & Gallagher LLP will also rely upon certain representations of the management of the New Century Fund and the Biotech Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

The New Century Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Biotech Fund and its shareholders.

Prior to the Closing Date, the Biotech Fund will declare a distribution to its shareholders, if any, which together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.

A portion of the portfolio assets of the Biotech Fund is expected to be sold in connection with the Reorganization. The tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Biotech Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the appropriate Biotech Fund shareholders as capital gains dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders; however, the Biotech Fund does not anticipate making such distributions prior to the closing of the Reorganization due to the Fund’s capital loss carryforwards.

The New Century Fund will succeed to the capital loss carryforwards of the Biotech Fund, which will be subject to the limitations described below. Both the Biotech Fund and the New Century Fund have capital loss carryforwards that, in the absence of the Reorganization, would generally be available to offset their respective capital gains. As a result of the Reorganization, however, the Biotech Fund will undergo an “ownership change” for tax purposes (because the Biotech Fund is significantly smaller than the New Century Fund), and accordingly, the capital loss carryforwards of the Biotech Fund (and certain built-in losses) will be subject to the tax loss limitation rules of the Code. The Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific annual loss limitation amount (generally the product of the net asset value of the Biotech Fund immediately prior to the ownership change and a rate established by the IRS for the month of the Closing Date of the Reorganization (for example, such rate is 4.41% for November 2006)). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the overall eight-year capital loss carryforward limit, as measured from the date of recognition. The New Century Fund’s capital loss carryforwards should not be limited solely by reason of the Reorganization. In addition, for five years beginning after the Closing Date of the Reorganization, the combined fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund with capital loss carryforwards (and certain built-in losses) attributable to another Fund.

As of September 30, 2006, the New Century Fund had net realized capital gains of approximately $11,815,681, representing approximately $2.55 per share, none of which it anticipates distributing in December 2006 due to its capital loss carryforwards. The Biotech Fund had net realized capital gains of approximately $1,503,475, representing approximately $0.54, none of which it anticipates distributing prior to the closing of the Reorganization due to its capital loss carryforwards. The New Century Fund had net unrealized appreciation of approximately $2,242,078 and the Biotech Fund had net unrealized appreciation of approximately $43,100. After the Reorganization, net unrealized appreciation would represent approximately $0.38 per share for the Combined Fund, assuming the Reorganization had been consummated as of September 30, 2006. The New Century Fund has substantial capital loss carryforwards that should not be restricted or limited as a result of the Reorganization, and which it intends to use, subject to regular limitations of the Code and regulations thereunder, to offset any net realized capital gains generated from the net unrealized appreciation referenced in the preceding sentence. The New Century Fund will succeed to the capital loss carryforwards of the Biotech Fund (approximately $31,505,917 as of September 30, 2006); however, there will be significant limitations on the amount of such loss that the New Century Fund will be allowed to use after the Reorganization.

Shareholders of the Biotech Fund may redeem their shares or exchange their shares for shares of certain other funds distributed by the Distributor at any time prior to the closing of the Reorganization. Redemptions and exchanges of shares generally are taxable transactions, unless the shareholder’s account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

AIG SAAMCo will pay the expenses incurred in connection with the preparation of this Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of the Biotech Fund’s portfolio securities prior to after the Reorganization as described in the Reorganization Agreement.

Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Equity Funds Board, including legal and accounting costs; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Combined Prospectus/Proxy Statement; auditing fees associated with inclusion of each Fund’s financial statements in the Form N-14; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Neither of the Funds will pay any expenses of shareholders arising out of or in connection with the Reorganization.

All other expenses of each of the parties shall be paid by the applicable party.

Continuation of Shareholder Accounts and Plans; Share Certificates

If the Reorganization is approved, the New Century Fund will establish an account for Biotech Fund shareholders containing the appropriate number of shares of the New Century Fund. Shareholders of the Biotech Fund who are accumulating Biotech Fund shares under the dividend reinvestment plan, who are receiving payment under the systematic withdrawal plan, or who benefit from special sales programs with respect to Biotech Fund shares will retain the same rights and privileges after the Reorganization in connection with the shares of the New Century Fund received in the Reorganization through similar plans maintained by the New Century Fund.

It will not be necessary for shareholders of the Biotech Fund to whom certificates have been issued to surrender their certificates. Upon the termination of the Biotech Fund, such certificates will become null and void. Generally, no certificates for the New Century Fund will be issued.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of shares of the New Century Fund will be passed on by Willkie Farr & Gallagher LLP, counsel to each Fund and Bingham McCutchen LLP, special counsel to each Fund.

OTHER INFORMATION

Capitalization

The following table sets forth as of September 30, 2006: (i) the unaudited capitalization of the Biotech Fund; (ii) the unaudited capitalization of the New Century Fund; and (iii) the unaudited pro forma combined capitalization of the Combined Fund assuming the Reorganization has been approved. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Biotech Fund
Class A	$10,870,996	$9.05	1,201,044
Class B	8,041,346	8.68	926,397
Class C	5,635,920	8.70	647,947

Total	$24,548,262		2,775,388

New Century Fund
Class A	$75,681,596	$18.60	4,068,842
Class B	7,527,659	16.29	462,090
Class C	1,756,208	16.37	107,259

Total	$84,965,463		4,638,191

Pro Forma Combined Fund
Class A	$86,552,592	$18.60	4,653,304
Class B	15,569,005	16.29	955,727
Class C	7,392,128	16.37	451,542

Total	$109,513,725		6,060,574

Shareholder Information

As of December 19, 2006, there were [            ] shares of the Biotech Fund outstanding. [As of such date, the Trustees and officers of Equity Funds as a group owned less than 1% of the shares of the Biotech Fund.] As of December 19, 2006, no person was known by the Biotech Fund to own beneficially or of record 5% or more of any class of shares of the Biotech Fund except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of Fund	% of Combined Fund Post-Closing
[TO COME]

As of December 19, 2006, there were [            ] shares of the New Century Fund outstanding. [As of such date, the Trustees and officers of Equity Funds as a group owned less than 1% of the shares of the New Century Fund.] As of December 19, 2006, no person was known by the New Century Fund to own beneficially or of record 5% or more of any class of shares of the New Century Fund except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of Fund	% of Combined Fund Post-Closing
[TO COME]

Shareholder Rights and Obligations

Because the Biotech Fund and the New Century Fund are each series of Equity Funds, a business trust organized and governed under the laws of the Commonwealth of Massachusetts, the organizational documents that govern each Fund are the same. Equity Funds is an open-end management investment company, which was organized as a Massachusetts business trust on June 18, 1986. On March 31, 2000, the Equity Funds Board adopted a resolution to change the name of the SunAmerica Small Company Growth Fund to the SunAmerica New Century

Fund. The name change became effective April 3, 2000. On October 30, 2003, the Equity Funds Board approved the creation of the Biotech Fund offering Classes A, B and II. The Biotech Fund is the survivor of a reorganization with the SunAmerica Biotech/Health Fund of SunAmerica Strategic Investment Series, Inc. On January 15, 2004, the Equity Funds Board approved the redesignated Class II shares as Class C shares for each Fund, effective on February 23, 2004.

The number of shares of beneficial interest authorized under Equity Funds’ Declaration of Trust (the “Charter”) is unlimited. The New Century Fund currently offers three classes of shares (Class A, Class B and Class C), and, following the Reorganization, the Combined Fund will continue to offer those three classes of shares. The shares of the New Century Fund to be distributed to shareholders of the Biotech Fund will generally have the same legal characteristics as the shares of the Biotech Fund with respect to such matters as voting rights, accessibility, and transferability. Each of the Biotech Fund and the New Century Fund will continue indefinitely until terminated.

With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each Fund and class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services).

Unless (i) the Equity Funds Board has determined that a matter only affects the interests of one or more class or classes (in which case only shareholders of the affected class or classes are entitled to vote) or (ii) otherwise required by applicable law, on any matter submitted to a vote of shareholders of the New Century Fund, all shares entitled to vote are voted in the aggregate and not by class. The shares of the Biotech Fund have identical voting rights.

There are no preemptive rights in connection with shares of either the Biotech Fund or the New Century Fund. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the New Century Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Under Massachusetts law, shareholders of a business trust, such as Equity Funds, in certain circumstances may be held personally liable as partners for the obligations of the trust. However the Charter, pursuant to which Equity Funds was organized, contains an express disclaimer of shareholder liability for acts or obligations of Equity Funds. The Charter also provides for indemnification out of Equity Fund’s property for any shareholder held personally liable for any Equity Funds’ obligation. Thus the risk of a shareholder being personally liable as a partner for obligations of Equity Funds is limited to the unlikely circumstance in which Equity Funds itself would be unable to meet its obligations.

The foregoing is only a summary of certain rights of shareholders under the Charter governing each Fund and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Shareholder Proposals

Each of the Biotech Fund and the New Century Fund does not hold regular annual meetings of shareholders in any year in which the 1940 Act does not require shareholders to act upon any of the following matters: (i) election of Trustees; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Neither the Biotech Fund (in the event the Reorganization is not completed), nor the New Century Fund intends to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Gregory N. Bressler, Secretary of Equity Funds, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Solicitation of Proxies

Solicitations of proxies are being made on behalf of the Biotech Fund and the Equity Funds Board primarily by the mailing of the Notice and this Combined Prospectus/Proxy Statement with its enclosures on or about January [ ], 2007. Biotech Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Biotech Fund and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The Biotech Fund has retained Automated Data Processing, Inc. (“ADP”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Biotech Fund shareholders may receive a telephone call from ADP asking them to vote. The proxy solicitation expenses in connection with the Reorganization are estimated to be approximately $17,300, all of which will be borne by AIG SAAMCo.

Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the Biotech Fund. Representatives of AIG SAAMCo and its affiliates and other representatives of the Biotech Fund may also solicit proxies. Questions about the proposal should be directed to AIG SAAMCo by telephone at (800) 858 8850 or by mail at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

VOTING INFORMATION AND REQUIREMENTS

General

This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization of the Biotech Fund into the New Century Fund and the solicitation of proxies by and on behalf of the Equity Funds Board for use at the Special Meeting. The Special Meeting will be held on Friday, March 2, 2007 at 9:00 a.m., Eastern time, at the offices of AIG SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, or at such later time as is made necessary by adjournment or postponement.

As of December 19, 2006, the Biotech Fund had the following number of shares outstanding:

Share Class	Number of Shares
A
B
C

Only shareholders of record on December 19, 2006 will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Shareholder Approval

Approval by the Biotech Fund of the proposed Reorganization will require the affirmative vote of the holders of a majority of the outstanding voting securities of the Biotech Fund, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Biotech Fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of the Biotech Fund, voting together as a single class. If the shareholders fail to approve the proposed Reorganization, the Reorganization will not occur. The Equity Funds Board has fixed the close of business on December 19, 2006 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper Proxy card or by submitting a Proxy by telephone or over the internet), the shares of the Biotech

Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter, which may properly come before the Special Meeting, or any adjournments or postponements thereof. The Equity Funds Board does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

A majority of the outstanding shares of the Biotech Fund entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.

The persons named as proxies may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting on behalf of the Biotech Fund without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment and additional solicitation are reasonable and in the interest of the shareholders of the Biotech Fund, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Biotech Fund present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned or postponed. Those proxies that are instructed to vote in favor of the Reorganization will vote in favor of any such adjournment, and those proxies that are instructed to vote against the Reorganization, will vote against any such adjournment, as applicable.

All properly executed Proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. For purposes of determining the presence of a quorum for transacting business at the Special Meeting and determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Special Meeting, abstentions will be treated as shares that are present at the Special Meeting and entitled to vote on the matter, but that have not been voted. Unless instructions to the contrary are marked, properly executed Proxies will be voted “For” the approval of the proposed Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum but would have the same effect as votes “Against” the Reorganization.

Manner of Voting

Biotech Fund shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed Proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed Proxy card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of Equity Funds, or by voting in person at the Special Meeting.

Voting by Mail. To vote by mail, you should date and sign the Proxy card included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the form in the envelope provided.

Voting by Telephone. [There are two convenient methods to vote by telephone. If telephone voting is available for your account, a toll-free telephone number will be printed on your Proxy card. Prior to calling, you should read this Combined Prospectus/Proxy Statement and have your Proxy card at hand. (Please note, however, that telephone voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

First, you may use the automated touch-tone voting method by calling the toll-free number provided on the Proxy card. At the prompt, follow the menu.

Second, a separate toll-free number is provided on the Proxy card for shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist a shareholder with information that is not contained in this Combined Prospectus/Proxy Statement, and the representative will not make recommendations on how to vote on the proposal.

A written confirmation of your telephone instructions will be mailed within 72 hours. You should immediately call [            ] toll-free between 9 A.M. and 6 P.M. Monday through Friday Eastern time if no confirmation is received or if your instructions have not been properly reflected.]

Internet Voting. To vote over the internet, please log on to www.proxyweb.com and click on the proxy voting button. Prior to logging on, you should read this Combined Prospectus/Proxy Statement and have your Proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one Proxy card, you may vote them during the same session. (Please note, however, that internet voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

Additional Information. Shareholders voting their Proxies by telephone or over the internet need not return their Proxy card by mail.

A person submitting votes by telephone or over the internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the internet to submit voting instructions, the shareholder is authorizing ADP, a proxy solicitation firm, and its agents, to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

The Biotech Fund believes that the procedures for authorizing the execution of a Proxy by telephone or over the internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed Proxy card promptly even if you expect to be present in person at the meeting since you can always reverse your vote at the Special Meeting and unexpected circumstances might prevent you from attending. No postage is necessary if mailed in the United States.

LEGAL PROCEEDINGS

On February 9, 2006, AIG, the parent company and an affiliated person of AIG SAAMCo and the Distributor, announced that it had consented to the settlement of an injunctive action instituted by the SEC. In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG’s accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Funds.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the 1940 Act. Certain affiliated persons of AIG, including AIG SAAMCo and the Distributor, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG’s investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Funds. AIG SAAMCo and the Distributor, expect that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United State Department of Justice (“DOJ”), the Attorney General of the State of New York (“NYAG”) and the New York State Department of Insurance (“DOI”), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG’s internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

Subject to receipt of permanent relief, AIG SAAMCo, the Distributor and the subadviser believe that the settlements are not likely to have a material adverse effect on their ability to perform their respective investment advisory or distribution services relating to the Funds.

January 11, 2007

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [        ], by and between SunAmerica Equity Funds, a Massachusetts business trust (the “Trust”), on behalf of the SunAmerica Biotech/Health Fund (the “Acquired Fund”), and the Trust, on behalf of the SunAmerica New Century Fund (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”). Each Fund is designated as a legally separate series of the Trust.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund in exchange for Class A, Class B and Class C shares of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; and (iii) the distribution, after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Acquired Fund and the complete liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Trust is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), and the Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each of the Acquiring Fund and the Acquired Fund are treated properly as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Trust, on behalf of the Acquiring Fund is authorized to issue its shares of beneficial interest; and

WHEREAS, the Board of Trustees of the Trust, on behalf of each of the Acquiring Fund and Acquired Fund, has determined that the Reorganization is in the best interests of each of the Acquiring Fund and Acquired Fund and that the interests of the existing shareholders of the Acquiring Fund or Acquired Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES

AND THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND LIQUIDATION OF THE

ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Trust, on behalf of the Acquired Fund, agrees to convey, transfer and deliver the assets of the Acquired Fund described in paragraph 1.2 to the Acquiring Fund free and clear of all liens, encumbrances and claims whatsoever. In exchange, the Trust, on behalf of the Acquiring Fund, agrees: (a) to deliver to the Acquired Fund the number of full and fractional shares of each corresponding class of the Acquiring Fund, determined by dividing: (i) the aggregate value of the Acquired Fund’s assets, net of liabilities of the Acquired Fund, attributable to each share class of the Acquired Fund (as set forth below), computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one Acquiring Fund Share of the corresponding class (as set forth below) computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the liabilities of the Acquired Fund as described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

The classes of shares of the Acquiring Fund correspond to the classes of shares of the Acquired Fund as follows: Class A shares of the Acquiring Fund correspond to Class A shares of the Acquired Fund; Class B shares of the Acquiring Fund correspond to Class B shares of the Acquired Fund; and Class C shares of the Acquiring Fund correspond to Class C shares of the Acquired Fund.

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Acquired Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Acquired Fund, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.3 and other than the Acquired Fund’s rights under this Agreement (the “Assets”).

The Acquired Fund will, within 7 days prior to the Closing Date, furnish the Acquiring Fund with (a) a list of the Acquired Fund’s portfolio securities and other investments and (b) a list of the Acquired Fund’s “historic business assets,” which are defined for this purpose as (i) those assets that were acquired by the Acquired Fund prior to the date of the approval of the Reorganization by the Board of Trustees of the Trust, and (ii) those assets that were acquired subsequent to such Board approval but in accordance with the Acquired Fund’s investment objectives and not with a view to, or in anticipation or as part of, the Reorganization. The Acquiring Fund will, within 3 days prior to the Closing Date, furnish the Acquired Fund with a list of the securities and other instruments, if any, on the Acquired Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objectives, policies and restrictions. If requested by the Acquiring Fund, the Acquired Fund will dispose of securities and other instruments on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. After the Acquired Fund furnishes the Acquiring Fund with the list described above, the Acquired Fund will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). Notwithstanding the foregoing, nothing herein will permit or require the Acquired Fund to dispose of any portfolio securities or other investments, if, in the reasonable judgment of the Board of Trustees or AIG SunAmerica Asset Management Corporation, each Fund’s investment adviser (the “Adviser”), such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund.

1.3 LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume all liabilities of, allocated or attributable to, the Acquired Fund, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured (the “Assumed Liabilities”).

1.4 STATE FILINGS. Prior to the Closing Date, the Trust, on behalf of the Acquiring Fund and/or the Acquired Fund, shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts to be made prior to the Closing Date.

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Acquired Fund Shareholders”), all of the Acquiring Fund Shares received by the Acquired Fund. Upon completion of the distribution of all of the Acquiring Fund Shares in accordance with the prior sentence, the Acquired Fund will thereupon proceed to liquidate and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer on the books of the Trust of Acquiring Fund Shares credited to the account of the Acquired Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of each class of Acquiring Fund Shares due Acquired Fund Shareholders holding the corresponding class of the Acquired Fund’s shares. All issued and outstanding shares of the Acquired Fund will, simultaneously with the liquidation, be cancelled on the books of the Acquired Fund and will be null and void. The Trust shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Trust as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund, or the Trust on behalf of the Acquired Fund.

1.9 TERMINATION. The Acquired Fund shall be terminated as a series of the Trust promptly following all distributions made pursuant to paragraph 1.5 in accordance with the laws of the Commonwealth of Massachusetts and the federal securities laws.

1.10 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Acquired Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records relating to the Acquired Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Acquiring Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.11 ACTION BY TRUST. The Trust shall take all actions expressed herein as being the obligations of the Trust, on behalf of either the Acquiring Fund or the Acquired Fund.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date, after the payment of the dividends pursuant to Section 7.3, using the Trust’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of each class of the Acquiring Fund Shares shall be the net asset value per share for that class computed at the Valuation Time, using the Trust’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on [            ], 2007, or such other date and time as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the NYSE on the Closing Date. The Closing shall be held at the offices of the Adviser, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Acquired Fund shall instruct its custodian, State Street Bank and Trust Company (“SSB&T” or the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Fund, SSB&T, for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Acquired Fund’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Acquired Fund shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The Acquired Fund shall instruct its transfer agent, SSB&T, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders as of the Closing Date, and the number and percentage ownership (to four decimal places) of outstanding shares owned by the Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund, or provide evidence reasonably satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the relevant Acquired Fund’s account on the books of the Acquiring Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the Acquired Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Fund’s Custodian of any of the Assets of the Acquired Fund for the reason that any of such Assets have not yet been delivered to it by the Acquired Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its Custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Trust is a business trust that is duly organized, validly existing and in good standing under laws of the Commonwealth of Massachusetts. The Acquired Fund is a legally designated, separate series of the Trust.

The Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Trust, on behalf of the Acquired Fund, has all material federal, state and local authorizations necessary to own all of the properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

(b) The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquired Fund.

(c) The Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented (the “N-14 Registration Statement”), as of the effective date of the N-14 Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Trust and the Acquired Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Trust and the Acquired Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Trust with respect to itself and the Acquired Fund for use in the N-14 Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the N-14 Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Acquired Fund’s prospectus, statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the N-14 Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Acquired Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Trust, on behalf of the Acquired Fund, will not result in the violation of Massachusetts law or any provision of the Trust’s declaration of trust or by-laws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Trust (with respect to the Acquired Fund) or the Acquired Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquired Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust (with respect to the Acquired Fund) or the Acquired Fund is a party or by which it is bound.

(f) The Trust, on behalf of the Acquired Fund, has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or that are Assumed Liabilities.

(g) No litigation, claims, actions, suits, proceeding or investigation of or before any court or governmental body is pending or to the Trust’s knowledge threatened against the Acquired Fund or any of its properties or Assets which, if adversely determined, would materially and adversely affect the Trust or the Acquired Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the Acquired Fund as of September 30, 2006, the most recent fiscal year ended, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Ernst & Young LLP, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Acquired Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquired Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Acquired Fund as reflected in the audited financial statements for the fiscal year ended September 30, 2006, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquired Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquired Fund, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Acquired Fund due to declines in the value of the Acquired Fund’s assets, the discharge of the Acquired Fund’s liabilities or the redemption of the Acquired Fund’s shares by an Acquired Fund’s Shareholders shall not constitute a material adverse change.

(j) Since September 30, 2006 there has not been (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquired Fund other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) issued any option to purchase or other right to acquire shares of the Acquired Fund granted by or on behalf of the Acquired Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for the Acquired Fund; (iii) any entering into, amendment or termination of any contract or agreement by or on behalf of the Acquired Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquired Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquired Fund; (v) any amendment of the Trust’s organizational documents in a manner materially affecting the Acquired Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquired Fund other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquired Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Trust has authorized shares of beneficial interest allocated to the Acquired Fund consisting of an unlimited number of shares having a par value of $0.01 per share, of which it is authorized to issue an unlimited number of shares of each of Class A, Class B and Class C shares for the Acquired Fund. All issued and outstanding shares of beneficial interest of the Acquired Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (the “1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund). All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Funds’ transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares and has no outstanding securities convertible into any Acquired Fund shares.

(m) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Acquired Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Massachusetts state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n) The Trust, on behalf of the Acquired Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Trust. Subject to approval by Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Trust and the Acquired Fund, enforceable in accordance with its terms and no other corporate action or proceedings by the Acquired Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(p) The Acquired Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(q) Except for the N-14 Registration Statement and the approval of this Agreement by the Acquired Fund’s Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Trust, on behalf of the Acquired Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the Acquired Fund Shareholders as described in paragraph 4.1(r) is required for the consummation by the Trust, on behalf of the Acquired Fund, of the transactions contemplated by this Agreement.

(r) The Acquired Fund has called a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than [            ], 2007 (or such other date as the parties may agree to in writing).

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund, as follows:

(a) The Trust is a business trust duly organized under the laws of the Commonwealth of Massachusetts. The Acquiring Fund is a legally designated, separate series of the Trust. The Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Trust, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b) The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The N-14 Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Trust and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Trust and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Trust and the Acquired Fund furnished to the Acquiring Fund by the Trust or the Acquired Fund. From the effective date of the N-14 Registration Statement through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to itself and the Acquiring Fund for use in the N-14 Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the N-14 Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Acquiring Fund’s prospectus, statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the N-14 Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Trust, on behalf of the Acquiring Fund, will not result in the violation of Massachusetts law or any provision of the Trust’s declaration of trust or by-laws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Trust (with respect to the Acquiring Fund) or the Acquiring Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust (with respect to the Acquiring Fund) or the Acquiring Fund is a party or by which it is bound.

(f) No litigation, claims, actions, suits proceeding or investigation of or before any court or governmental body is pending or to the Trust’s knowledge threatened against the Acquiring Fund or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Trust or the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of the Acquiring Fund as of September 30, 2006, the most recent fiscal year ended, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Ernst & Young LLP, and such statements (true and complete copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements for the fiscal year ended September 30, 2006, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For the purposes of this paragraph 4.2 (h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of the Acquiring Fund’s liabilities or the redemption of Acquiring Fund shares by Acquiring Fund Shareholders shall not constitute a material adverse change.

(i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquiring Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(j) The Trust has authorized shares of beneficial interest allocated to the Acquiring Fund consisting of an unlimited number of shares having a par value of $0.01 per share, of which it is authorized to issue an unlimited number of shares of each of Class A, Class B and Class C shares for the Acquiring Fund. All issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act or an exemption there from and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund’s shares and has no outstanding securities convertible into any of the Acquiring Fund’s shares.

(k) The Trust, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Trust. This Agreement constitutes a valid and binding obligation of the Trust and the Acquiring Fund, enforceable in accordance with its terms and no other corporate action or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable (recognizing that, under Massachusetts law, shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code through the Closing Date and thereafter; and has satisfied the distribution requirements imposed by the Code for each of its taxable years and expects to continue to satisfy them.

(o) Except for the N-14 Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein. No consent of or notice to any third party or entity is required for the consummation by Trust, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 7.3, each of the Acquiring Fund and the Acquired Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 The Acquired Fund will prepare and deliver to the Acquiring Fund on the second business day prior to the Closing Date a statement of the assets and liabilities of the Acquired Fund as of such date for review and agreement by the parties to determine that the Assets and Assumed Liabilities of the Acquired Fund are being correctly determined in accordance with the terms of this Agreement. The Acquired Fund will deliver at the Closing (1) an updated statement of Assets and Assumed Liabilities of the Acquired Fund and (2) a list of the Acquired Fund’s portfolio showing the tax costs of each of its Assets by lot and the holding periods of such Assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer of the Trust.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Acquired Fund shall make available to the Trust’s officers and agents, on behalf of the Acquiring Fund, all books and records of the Acquired Fund.

5.4 ADDITIONAL INFORMATION. The Trust and the Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5 CONTRACT TERMINATION. The Trust, on behalf of the Acquired Fund, will terminate all agreements to which it is a party, on behalf of the Acquired Fund (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Assumed Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Trust, on behalf of the Acquiring Fund and the Acquired Fund, will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Trust, on behalf of the Acquiring Fund, covenants that it will, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, the Trust shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code, and which will be certified by the Treasurer of the Trust.

5.8 UNAUDITED FINANCIAL STATEMENTS. The Trust shall furnish to the Acquiring Fund within five (5) business days after the Closing Date, an unaudited statement of the Acquired Fund’s assets and liabilities, portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position of the Acquired Fund as of the date thereof and the portfolio of investments, the results of operations and changes in net assets indicated in conformity with generally accepted accounting principles applied on a consistent basis and such financial statements shall be certified by the Treasurer of the Trust as complying with the requirements hereof.

5.9 PREPARATION OF N-14 REGISTRATION STATEMENT. The Trust, on behalf of the Acquiring Fund, will prepare and file with the Commission the N-14 Registration Statement relating to the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders. The N-14 Registration Statement shall include a notice to Acquired Fund Shareholders, a Combined Prospectus/Proxy Statement and other materials relating to the transactions contemplated by this Agreement. At the time the N-14 Registration Statement becomes effective, at the time of the Acquired Fund Shareholders meeting and at the Closing Date, the N-14 Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934 and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the N-14 Registration Statement, for inclusion therein, in connection with the meeting of the Acquired Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Acquired Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing the Commission and, if appropriate, distributing to the Acquired Fund Shareholders appropriate disclosure with respect to the item.

5.10 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Willkie Farr & Gallagher LLP, counsel to the Trust, will render an opinion on these matters. None of the Trust, the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trust, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP, counsel to the Trust, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie Farr & Gallagher LLP).

5.11 REASONABLE BEST EFFORTS. Each of the Trust, the Acquiring Fund and the Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.12 AUTHORIZATIONS. The Trust, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by the Trust, on behalf of the Acquiring Fund, pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Trust shall have delivered to the Acquired Fund a certificate executed by the Trust’s President or a Vice President and its Treasurer or Secretary, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters with respect to the Acquiring Fund as the Acquired Fund shall reasonably request. The Acquired Fund shall have received certified copies of the resolutions adopted by the Board of Trustees, with respect to the Acquiring Fund, approving this Agreement and the transactions contemplated herein.

6.2 The Trust shall have received on the Closing Date an opinion of Bingham McCutchen LLP, as special Massachusetts counsel, dated as of the Closing Date, in a form reasonably satisfactory to the Trust and the Acquired Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Trust is a business trust validly existing under the applicable laws of the Commonwealth of Massachusetts.

(b) The Trust, on behalf of the Acquiring Fund, has the power and authority to execute, deliver and perform all of the obligations under the Agreement of the Trust, on behalf of the Acquiring Fund, under the applicable laws of the Commonwealth of Massachusetts. The execution and delivery of the Agreement and the consummation by the Trust, in behalf of the Acquiring Fund, of the transactions contemplated thereby have been duly authorized by all requisite action on the part of the Trust, on behalf of the Acquiring Fund, under the applicable laws of the Commonwealth of Massachusetts.

(c) The Agreement has been duly executed and delivered by the Trust, on behalf of the Acquiring Fund, under the applicable laws of the Commonwealth of Massachusetts and constitutes the valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms under the applicable laws of the Commonwealth of Massachusetts.

(d) The execution and delivery by the Trust, on behalf of the Acquiring Fund, of the Agreement and the performance of its obligations under the Agreement do not conflict with the declaration of trust or the by-laws of the Trust.

(e) Neither the execution, delivery nor performance by the Trust, on behalf of the Acquiring Fund, of the Agreement nor the compliance by the Trust, on behalf of the Acquiring Fund, with the terms and provisions thereof will contravene any provision of any applicable law of the Commonwealth of Massachusetts.

6.3 The Trust shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Trust and the Acquired Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Trust is registered as an open-end management investment company under the 1940 Act.

(b) Neither the execution, delivery nor performance by the Trust of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will contravene any provision of applicable federal law of the United States of America.

(c) No governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Trust, on behalf of the Acquiring Fund, or the enforceability of the Agreement against the Trust and the Acquiring Fund.

In giving their opinion, Willkie Farr & Gallagher LLP may state that they are relying on the opinion of Bingham McCutchen LLP as to matters of Massachusetts law.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of the Acquired Fund, of all the obligations to be performed by the Trust, on behalf of the Acquired Fund, pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed by the Trust’s President or a Vice President and the Treasurer or Secretary, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters with respect to the Acquired Fund as the Acquiring Fund shall reasonably request. The Acquiring Fund shall have received certified copies of the resolutions adopted by the Board of Trustees, with respect to the Acquired Fund, approving this Agreement and the transactions contemplated herein.

7.2 The Acquired Fund shall have delivered to the Acquiring Fund (1) a statement as of the Closing Date of the Acquired Fund’s Assets and Assumed Liabilities, in accordance with paragraph 5.2, and (2) a list of the Acquired Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, as of the Closing Date, certified by the Treasurer of the Trust.

7.3 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, the Acquired Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the Acquired Fund Shareholders all of its investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

7.4 The Trust shall have received on the Closing Date an opinion of Bingham McCutchen LLP, as special Massachusetts counsel, dated as of the Closing Date, in a form reasonably satisfactory to the Trust and the Acquiring Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Trust is a business trust validly existing under the applicable laws of the Commonwealth of Massachusetts.

(b) The Trust, on behalf of the Acquired Fund, has the power and authority to execute, deliver and perform all of the obligations under the Agreement of the Trust, on behalf of the Acquired Fund, under the applicable laws of the Commonwealth of Massachusetts. The execution and delivery of the Agreement and the consummation by the Trust, on behalf of the Acquired Fund, of the transactions contemplated thereby have been duly authorized by all requisite action on the part of the Trust, on behalf of the Acquired Fund, under the applicable laws of the Commonwealth of Massachusetts.

(c) The Agreement has been duly executed and delivered by the Trust, on behalf of the Acquired Fund, under the applicable laws of the Commonwealth of Massachusetts and constitutes the valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms under the applicable laws of the Commonwealth of Massachusetts.

(d) The execution and delivery by the Trust, on behalf of the Acquired Fund, of the Agreement and the performance of the obligations under the Agreement do not conflict with the declaration of trust or the by-laws of the Trust.

(e) Neither the execution, delivery nor performance by the Trust, on behalf of the Acquired Fund, of the Agreement nor its compliance by the Trust, on behalf of the Acquired Fund, with the terms and provisions thereof will contravene any provision of any applicable law of the Commonwealth of Massachusetts.

7.5 The Trust shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Trust and the Acquiring Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Trust is registered as an open-end management investment company under the 1940 Act.

(b) Neither the execution, delivery nor performance by the Trust of the Agreement nor the compliance by the Acquired Fund with the terms and provisions thereof will contravene any provision of applicable federal law of the United States of America.

(c) No governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Trust, on behalf of the Acquired Fund, or the enforceability of the Agreement against the Trust and the Acquired Fund.

In giving their opinion, Willkie Farr & Gallagher LLP may state that they are relying on the opinion of Bingham McCutchen LLP as to matters of Massachusetts law.

7.6 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material increase in the investment management fees, fee levels payable pursuant to any 12b-1 plan or distribution or shareholder servicing plan or agreement, other fees payable for services provided to the Acquired Fund, or sales loads of the Acquired Fund nor any material reduction in the fee waiver or expense reduction undertakings from those described in the N-14 Registration Statement.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE TRUST, THE ACQUIRING

FUND AND THE ACQUIRED FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Trust, the Acquiring Fund or the Acquired Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement; if any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Acquired Fund, the Acquiring Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement with respect to the Acquired Fund:

8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust’s declaration of trust and by-laws, applicable Massachusetts law and the 1940 Act. Evidence of such approval shall have been delivered to the Acquiring Fund, in such form as shall be reasonably acceptable to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Trust, the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this paragraph 8.1.

8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that any party hereto may waive any such conditions for itself.

8.4 The N-14 Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Trust, with respect to the Acquiring Fund, on Form N-1A under the 1940 Act covering the sale of shares of the Acquiring Fund shall be effective and no stop orders suspending the effectiveness thereof shall have been issued.

8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Trust, the Acquiring Fund or the Acquired Fund, or the Adviser, Trustees or officers of the foregoing, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.6 The Trust shall have received an opinion of Willkie Farr & Gallagher LLP, counsel to the Trust, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

(a) the transfer of all of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities of the Acquired Fund followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities of the Acquired Fund;

(c) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for such shareholders’ shares of the Acquired Fund in liquidation of the Acquired Fund;

(d) no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund Shares in the Reorganization;

(e) the tax basis of Acquiring Fund Shares received by the Acquired Fund Shareholder pursuant to the Reorganization (including any fractional share) will be the same as the tax basis of the Acquired Fund shares exchanged therefor by such shareholder;

(f) the holding period of Acquiring Fund Shares to be received by the Acquired Fund Shareholders pursuant to the Reorganization (including any fractional share) will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided the Acquired Fund shares are held as capital assets at the time of the Reorganization;

(g) the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Acquired Fund immediately before the Reorganization;

(h) the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

Such opinion shall be based on customary assumptions and such representations as Willkie Farr & Gallagher LLP may reasonably request, and the Trust, on behalf of the Acquiring Fund and the Acquired Fund, will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, the Trust, on behalf of the Acquiring Fund or the Acquired Fund, may not waive the condition set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

Except as otherwise expressly provided in this Agreement, the Adviser shall bear the direct and indirect expenses incurred by the Trust, the Acquiring Fund and the Acquired Fund, each in connection with the transactions contemplated by the provisions of this Agreement, including all direct and indirect expenses and out-of-pocket costs but not any transaction costs incurred pursuant to paragraph 1.2 hereof or any transaction costs incurred in connection with the sale of any of the Acquired Fund’s portfolio securities after the Closing Date.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 No party has made to the other party any representation, warranty and/or covenant not set forth herein in connection with the subject matters covered hereby and this Agreement constitutes the entire agreement between the parties with respect thereto.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the Trust, on behalf of the Acquiring Fund or on behalf of the Acquired Fund. In addition, the Trust, on behalf of the Acquiring Fund, or on behalf of the Acquired Fund, may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trust, or the Board of Trustees or officers, to any other party. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be agreed upon in writing by the officers of the Trust as specifically authorized by the Board of Trustees; provided, however, that, following the meeting of the Acquired Fund Shareholders called by the Trust, on behalf of the Acquired Fund, pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of the Acquired Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Trust shall have any personal liability under this Agreement, and that insofar as it relates to the Acquired Fund or the Acquiring Fund, this Agreement is binding upon the assets and properties of such fund.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Trust, the Acquiring Fund or the Acquired Fund, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, Attention: Vincent Marra, President, or to any other address that the Trust, the Acquiring Fund or the Acquired Fund shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

SUNAMERICA EQUITY FUNDS, on behalf of its series,

SUNAMERICA NEW CENTURY FUND

By:
Name:
Title:

SUNAMERICA EQUITY FUNDS, on behalf of its series,

SUNAMERICA BIOTECH/HEALTH FUND

By:
Name:
Title:

SUNAMERICA EQUITY FUNDS

SunAmerica Biotech/Health Fund

SunAmerica New Century Fund

PART B

STATEMENT OF ADDITIONAL INFORMATION

January 11, 2007

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of the SunAmerica Biotech/Health Fund (the “Biotech Fund”), a series of SunAmerica Equity Funds (“Equity Funds”), a Massachusetts business trust, into the SunAmerica New Century Fund (the “New Century Fund”), a series of Equity Funds.

This SAI contains information which may be of interest to shareholders of the Biotech Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated January 11, 2007 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of the assets of the Biotech Fund in exchange for the assumption of liabilities of the Biotech Fund and shares of the New Century Fund. The Biotech Fund will distribute the New Century Fund shares it receives to its shareholders in complete liquidation of the Biotech Fund.

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to SunAmerica New Century Fund, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992 or by calling (800) 858-8850.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

*	The accompanying notes are an integral part of the pro forma financial statements and schedules.

1

ADDITIONAL INFORMATION ABOUT

THE BIOTECH FUND AND THE NEW CENTURY FUND

For the Biotech Fund: Incorporates by reference the Statement of Additional Information in the Registration Statement on Form N-1A of Equity Funds dated January 27, 2006, as supplemented, as filed with the Securities and Exchange Commission.

For the New Century Fund: Incorporates by reference the Statement of Additional Information in the Registration Statement on Form N-1A of Equity Fund dated January 27, 2006, as supplemented, as filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

This SAI incorporates by reference (i) the Annual Report to Shareholders of the New Century Fund for the fiscal year ended September 30, 2006 and (ii) the Annual Report to Shareholders of the Biotech Fund for the fiscal year ended September 30, 2006, have been filed with the Securities and Exchange Commission (the “SEC”). Each of these reports contains historical financial information regarding the Funds and have been filed with the SEC. The financial statements therein, and, in the case of the Annual Reports, the report of independent accountants therein, are incorporated herein by reference.

The unaudited pro forma portfolio of investments and pro forma statement of assets and liabilities reflect financial positions as if the transaction occurred on September 30, 2006. The unaudited pro forma statement of operations reflects expenses for the twelve months ended September 30, 2006. The pro forma financial statements give effect to the proposed exchange of shares of the New Century Fund for the assets and liabilities of the Biotech Fund, with the New Century Fund being the surviving entity. The proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. AIG SunAmerica Asset Management Corp. (“AIG SAAMCo”) currently anticipates disposing of a portion of the holdings of the Biotech Fund prior to and immediately following the closing of the Reorganization based on AIG SAAMCo’s evaluation of the portfolio holdings. Consequently, transaction costs in restructuring the portfolio holdings of the Biotech Fund prior to the closing of the Reorganization will be borne by the Biotech Fund (not the new Century Fund) and its shareholders prior to the closing of the Reorganization; however transaction costs in restructuring the portfolio holdings of the combined fund immediately following the closing of the Reorganization will be borne by the combined fund and its shareholders. AIG SAAMCo, however, has advised that these costs are not expected to have a material impact on the Biotech Fund or the combined fund. AIG SAAMCo also has advised that neither the Biotech Fund nor the combined fund will dispose of holdings in the Biotech Fund’s or the combined fund’s portfolio to such an extent that it would adversely affect the tax-free nature of the Reorganization for federal income tax purposes.

Pro forma financial statements are provided on the following pages.

2

FINANCIAL STATEMENTS

PRO FORMA COMBINED FUND PORTFOLIO OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

Shares			Security Description	Coupon	Maturity Date	Biotech/ Health Fund	New Century Fund	Pro Forma Combined	Market Value
Biotech/ Health Fund	New Century Fund	Pro Forma Combined Fund							Biotech/ Health Fund		New Century Fund	Pro Forma Combined Fund
			COMMON STOCKS			87.0%	81.4%	82.6%
			Advanced Materials				1.4%	1.1%
	28,200	28,200	Ceradyne, Inc.+						$		$1,158,738	$1,158,738
			Aerospace/Defense—Equipment				2.5%	1.9%
	51,600	51,600	Goodrich Corp.								2,090,832	2,090,832
			Banks—Commercial				0.9%	0.7%
	45,800	45,800	UCBH Holdings, Inc.								799,668	799,668
			Casino Services				0.9%	0.7%
	27,400	27,400	Shuffle Master, Inc.+								740,074	740,074
			Commercial Services				5.6%	4.3%
	60,200	60,200	Alliance Data Systems Corp.+								3,322,438	3,322,438
	32,000	32,000	Weight Watchers International, Inc.								1,418,880	1,418,880
			Computer Aided Design				2.2%	1.7%
	53,600	53,600	Autodesk, Inc.+								1,864,208	1,864,208
			Containers—Metal/Glass				1.0%	0.8%
	55,900	55,900	Owens—Illinois, Inc.+								861,978	861,978
			Data Processing/Management				4.7%	3.6%
	48,300	48,300	Fidelity National Information Services, Inc.								1,787,100	1,787,100
	8,600	8,600	Fiserv, Inc.+								404,974	404,974
	47,900	47,900	Paychex, Inc.								1,765,115	1,765,115
			Decision Support Software				0.7%	0.6%
	16,800	16,800	Cognos, Inc.+								613,200	613,200
			Direct Marketing				1.9%	1.5%
	60,900	60,900	Harte—Hanks, Inc.								1,604,715	1,604,715
			Disposable Medical Products			3.5%		0.8%
11,400		11,400	C.R. Bard, Inc.							855,000		855,000
			Distribution/Wholesale				2.8%	2.2%
	23,300	23,300	Pool Corp.								897,050	897,050
	32,300	32,300	Watsco, Inc.								1,486,123	1,486,123
			Diversified Manufactured Operations				3.0%	2.3%
	42,000	42,000	ITT Industries, Inc.								2,153,340	2,153,340
	15,800	15,800	Pentair, Inc.								413,802	413,802
			Drug Delivery Systems			4.1%	1.3%	1.9%
26,300		26,300	Andrx Corp.+							642,509		642,509
	28,700	28,700	Hospira, Inc.+								1,098,349	1,098,349
15,500		15,500	Noven Pharmaceuticals, Inc.+							373,860		373,860
			Electronic Components—Misc.				0.7%	0.5%
	21,100	21,100	Jabil Circuit, Inc.								602,827	602,827
			Electronic Components—Semiconductors				1.4%	1.1%
	32,700	32,700	Altera Corp.+								601,026	601,026
	104,000	104,000	ON Semiconductor Corp.+								611,520	611,520
			Electronics—Military				2.6%	2.0%
	27,900	27,900	L—3 Communications Holdings, Inc.								2,185,407	2,185,407
			Finance—Consumer Loans				1.9%	1.5%
	31,200	31,200	SLM Corp.								1,621,776	1,621,776
			Finance—Other Services				1.2%	1.0%
	34,900	34,900	Nasdaq Stock Market, Inc.+								1,055,376	1,055,376
			Food—Confectionery				5.1%	3.9%
	39,100	39,100	The Hershey Co.								2,089,895	2,089,895
	48,650	48,650	WM. Wrigley Jr. Co.								2,240,819	2,240,819
			Food—Wholesale/Distribution				1.4%	1.1%
	40,600	40,600	SUPERVALU, Inc.								1,203,790	1,203,790
			Hotel/Motel				0.5%	0.4%
	9,400	9,400	Gaylord Entertainment Co.+								412,190	412,190
			Human Resources				1.6%	1.3%
	40,800	40,800	Robert Half International, Inc.								1,385,976	1,385,976
			Insurance—Property/Casualty				1.7%	1.3%
	28,500	28,500	ProAssurance Corp.+								1,404,480	1,404,480
			Insurance—Reinsurance				1.8%	1.4%
	59,600	59,600	Aspen Insurance Holdings, Ltd.								1,539,468	1,539,468
			Internet Infrastructure Software				1.0%	0.8%
	15,600	15,600	F5 Networks, Inc.+								838,032	838,032
			Invest Management/Advisor Services				1.6%	1.3%
	13,600	13,600	Legg Mason, Inc.								1,371,696	1,371,696
			Linen Supply & Related Items				2.2%	1.7%
	46,600	46,600	Cintas Corp.								1,902,678	1,902,678
			Machinery—Construction & Mining				1.9%	1.5%
	43,500	43,500	Joy Global, Inc.								1,636,035	1,636,035
			Medical Instruments			3.4%		0.8%
18,200		18,200	Medtronic, Inc.							845,208		845,208

3

PRO FORMA COMBINED FUND PORTFOLIO OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Security Description	Coupon	Maturity Date	Biotech/ Health Fund	New Century Fund	Pro Forma Combined	Market Value
Biotech/ Health Fund	New Century Fund	Pro Forma Combined Fund							Biotech/ Health Fund	New Century Fund	Pro Forma Combined Fund
			Medical Products			2.8%	1.3%	1.6%
	34,900	34,900	Biomet, Inc.							1,123,431	1,123,431
10,400		10,400	Johnson & Johnson						675,376		675,376
			Medical—Biomedical/Gene			28.4%	1.0%	7.1%
20,300		20,300	Amgen, Inc.+						1,452,059		1,452,059
15,300		15,300	Biogen Idec, Inc.+						683,604		683,604
24,000		24,000	Coley Pharmaceutical Group, Inc.+						274,080		274,080
6,400		6,400	Genentech, Inc.+						529,280		529,280
23,400	12,000	35,400	Genzyme Corp.+						1,578,798	809,640	2,388,438
6,400		6,400	Invitrogen Corp.+						405,824		405,824
21,000		21,000	Keryx Biopharmaceuticals, Inc.+						248,430		248,430
19,700		19,700	MedImmune, Inc.+						575,437		575,437
24,100		24,100	Myriad Genetics, Inc.+						594,065		594,065
43,800		43,800	Nektar Therapeutics+						631,158		631,158
			Medical—Drugs			20.6%		4.6%
24,100		24,100	Abbott Laboratories						1,170,296		1,170,296
4,200		4,200	Eli Lilly & Co.						239,400		239,400
18,600		18,600	Novartis AG ADR						1,086,984		1,086,984
31,800		31,800	Pfizer, Inc.						901,848		901,848
56,900		56,900	Schering—Plough Corp.						1,256,921		1,256,921
7,800		7,800	Wyeth						396,552		396,552
			Medical—Generic Drugs			5.0%		1.1%
14,200		14,200	Barr Pharmaceuticals, Inc.+						737,548		737,548
14,100		14,100	Teva Pharmaceutical Industries, Ltd. ADR						480,669		480,669
			Medical—HMO			5.8%		1.3%
25,800		25,800	Centene Corp.+						424,152		424,152
6,800		6,800	Coventry Health Care, Inc.+						350,336		350,336
13,300		13,300	UnitedHealth Group, Inc.						654,360		654,360
			Medical—Hospitals				2.1%	1.6%
	30,700	30,700	Triad Hospitals, Inc.+							1,351,721	1,351,721
	16,100	16,100	United Surgical Partners International, Inc.+							399,763	399,763
			Medical—Outpatient/Home Medical				1.9%	1.5%
	46,100	46,100	Lincare Holdings, Inc.+							1,596,904	1,596,904
			Medical—Wholesale Drug Distribution			2.8%		0.6%
10,500		10,500	Cardinal Health, Inc.						690,270		690,270
			Office Supplies & Forms				0.4%	0.3%
	16,800	16,800	ACCO Brands Corp.+							373,968	373,968
			Oil & Gas Drilling				0.8%	0.7%
	11,100	11,100	Noble Corp.							712,398	712,398
			Pharmacy Services			3.8%		0.8%
16,400		16,400	Caremark Rx, Inc.						929,388		929,388
			Physicians Practice Management			2.6%		0.6%
23,000		23,000	Matria Healthcare, Inc.+						639,170		639,170
			Printing—Commercial				1.5%	1.1%
	37,600	37,600	R. R. Donnelley & Sons Co.							1,239,296	1,239,296
			Rental Auto/Equipment				0.7%	0.6%
	27,300	27,300	United Rentals, Inc.+							634,725	634,725
			Retail—Bedding				1.0%	0.7%
	21,300	21,300	Bed Bath & Beyond, Inc.+							814,938	814,938
			Retail—Catalog Shopping				1.5%	1.2%
	32,000	32,000	MSC Industrial Direct Co., Inc., Class A							1,303,680	1,303,680
			Retail—Drug Store			0.9%		0.2%
50,400		50,400	Allion Healthcare, Inc.+						210,672		210,672
			Retail—Music Store				1.9%	1.5%
	36,100	36,100	Guitar Center, Inc.+							1,612,948	1,612,948
			Retail—Petroleum Products				1.8%	1.4%
	37,600	37,600	World Fuel Services Corp.							1,520,920	1,520,920
			Savings & Loans/Thrifts				1.3%	1.0%
	69,000	69,000	New York Community Bancorp, Inc.							1,130,220	1,130,220
			Semiconductor Equipment				2.5%	1.9%
	77,000	77,000	Entegris, Inc.+							840,070	840,070
	28,200	28,200	KLA—Tencor Corp.							1,254,054	1,254,054
			Semiconductors Components—Intergated Circuits				0.8%	0.6%
	22,800	22,800	Maxim Integrated Products, Inc.							639,996	639,996
			Telecom Services				1.7%	1.3%
	52,500	52,500	NeuStar, Inc., Class A+							1,456,875	1,456,875
			Telecommunication Equipment				1.2%	0.9%
	46,600	46,600	Comverse Technology, Inc.+							999,104	999,104
			Theater				1.0%	0.8%
	44,200	44,200	Regal Entertainment Group, Class A							876,044	876,044
			Therapeutics			3.3%		0.7%
17,000		17,000	Altus Pharmaceuticals, Inc.+						271,490		271,490
38,300		38,300	BioMarin Pharmaceutical, Inc.+						545,009		545,009

4

PRO FORMA COMBINED FUND PORTFOLIO OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares				Security Description	Coupon	Maturity Date	Biotech/ Health Fund	New Century Fund	Pro Forma Combined	Market Value
Biotech/ Health Fund	New Century Fund		Pro Forma Combined Fund							Biotech/ Health Fund	New Century Fund	Pro Forma Combined Fund
				Transactional Software				0.7%	0.6%			636,665
		22,300	22,300	VeriFone Holdings, Inc.+							636,665	636,665
				Water				0.8%	0.6%
		29,100	29,100	Aqua America, Inc.							638,454	638,454

				TOTAL LONG TERM INVESTMENT SECURITIES			87.0%	81.4%	82.6%	21,349,753	69,149,389	90,499,142

Principal Amount				REPURCHASE AGREEMENTS					16.3%
$1,978,000	$		$1,978,000	State Street Bank & Trust Co. Joint Repurchase Agreement	4.50%	10/2/2006	8.0%			1,978,000		1,978,000
		15,891,000	15,891,000	UBS Securities, LLC Joint Repurchase Agreement	5.00%	10/2/2006		18.7%			15,891,000	15,891,000

				TOTAL REPURCHASE AGREEMENTS			8.0%	18.7%	16.3%	1,978,000	15,891,000	17,869,000

				TOTAL INVESTMENTS (cost $23,284,653; $82,798,311; $106,082,964)			95.0%	100.1%	98.9%	23,327,753	85,040,389	108,368,142

				Liabilities in excess of other assets				(0.1)%	1.0%		(74,926)	1,145,005
				Other assets less liabilities (1)			5.0%			1,220,509

				NET ASSETS			100.0%	100.0%	100.0%	$24,548,262	$84,965,463	$109,513,147

+	Non—income producing securities
(1)	Includes adjustment for the remaining balances of any prepaid expenses of the Biotech/Health Fund to be expensed prior to the reorganization

ADR - American Depository Receipt

As of September 30, 2006, all of the securities held by the Biotech Fund would comply with the compliance guidelines and/or investment restrictions of the New Century Fund. Securities may be sold due to differing management style.

See Notes to Financial Statements

5

PRO FORMA COMBINING CONDENSED STATEMENT OF

ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2006 (UNAUDITED)

	New Century Fund	Biotech/ Health Fund	Pro Forma Adjustments		Pro Forma Combined Fund
ASSETS:
Long-term investment securities, at value (unaffiliated)*	$69,149,389	$21,349,753			$90,499,142
Repurchase agreements (cost equals market value)	15,891,000	1,978,000			17,869,000

Total Investments	85,040,389	23,327,753			108,368,142

Cash	12	691			703
Receivable for:
Fund shares sold (shares of beneficial interest sold)	15,688	1,234			16,922
Dividends and interest	31,832	3,080			34,912
Investments sold	2,545,951	1,343,366			3,889,317
Prepaid expenses and other assets	6,852	24,959	(578	)A	31,233

Due from investment adviser for expense reimbursements/fee waivers	148	4,320			4,468

Total Assets	87,640,872	24,705,403	(578)		112,345,697

LIABILITIES:

Payable for:
Fund shares redeemed (shares of beneficial interest redeemed)	17,142	36,887			54,029
Investments purchased	2,400,950	—			2,400,950
Investment advisory and management fees	52,067	15,235			67,302
Distribution and service maintenance fees	29,250	14,480			43,730
Transfer agent fees and expenses	40,440	11,727			52,167
Trustees’ fee and expenses	46,643	5,669			52,312
Other accrued expenses	88,917	73,143			162,060

Total Liabilities	2,675,409	157,141			2,832,550

Net Assets	$84,965,463	$24,548,262	$(578)		$109,513,147

NET ASSETS REPRESENTED BY:

Shares of beneficial interest, $.01 par value	$46,382	$27,754	(13,530	)A	$60,606
Paid-in capital	176,300,165	56,067,666	13,530	B	232,381,361

	176,346,547	56,095,420			232,441,967
Accumulated undistributed net investment income (loss)	(47,113)	(4,308)	(578	)A	(51,999)
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, foreign exchange transactions	(93,576,049)	(31,585,950)			(125,161,999)
Unrealized appreciation (depreciation) on investments	2,242,078	43,100			2,285,178

Net Assets	$84,965,463	$24,548,262	$(578)		$109,513,147

* Cost
Long-term investment securities (unaffiliated)	$66,907,311	$21,306,653			$88,213,964

Class A (unlimited shares authorized)
Net assets	$75,681,596	$10,870,996	$(256	)A	$86,552,336
Shares of beneficial interest issued and outstanding	4,068,842	1,201,044	(616,582	)B	4,653,304
Net asset value and redemption price per share	$18.60	$9.05			$18.60
Maximum sales charge (5.75% of offering price)	1.13	0.55			1.13

Maximum offering price to public	19.73	9.60			19.73

Class B (unlimited shares authorized):
Net assets	$7,527,659	$8,041,346	$(189	)A	$15,568,816
Shares of beneficial interest issued and outstanding	462,090	926,397	(432,706	)B	955,727

Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$16.29	$8.68			$16.29

Class C (unlimited shares authorized):
Net assets	$1,756,208	$5,635,920	$(133	)A	$7,391,995
Shares of beneficial interest issued and outstanding	107,259	647,947	(303,664	)B	451,542

Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge	$16.37	$8.70			$16.37

(A)	To adjust for the remaining balances of any prepaid expenses of the Biotech/Health Fund to be expensed prior to the reorganization

(B)	To adjust for a tax free exchange of Biotech/Health Fund shares for shares of New Century Fund

See Notes to Financial Statements

6

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED SEPTEMBER 30, 2006 (UNAUDITED)

	New Century Fund	Biotech/ Health Fund	Pro Forma Adjustments		Pro Forma Combined Fund
INVESTMENT INCOME:
Dividends (unaffiliated)	$718,117	$157,858			$875,975
Interest (unaffiliated)	349,837	68,644			418,481

Total investment income*	1,067,954	226,502			1,294,456

EXPENSES:
Investment advisory and management fees	695,182	212,705			907,887
Distribution and service maintenance fees
Class A	285,950	43,003			328,953
Class B	90,884	95,858			186,742
Class C	19,027	64,883			83,910
Transfer agent fees and expenses
Class A	221,680	35,113			256,793
Class B	27,128	28,593			55,721
Class C	6,833	19,274			26,107
Registration fees
Class A	12,879	11,322	(3,700	)C	20,501
Class B	7,821	11,393	(1,800	) C	17,414
Class C	5,959	10,423	(1,650	) C	14,732
Custodian and accounting fees	54,286	34,914	(29,200	) C	60,000
Reports to shareholders	34,726	26,879	(6,605	) C	55,000
Audit and tax fees	31,928	32,677	(32,605	) C	32,000
Legal fees	7,164	5,544	(5,208	) C	7,500
Trustees’ fees and expenses	6,059	2,091	(150	) C	8,000
Interest expense	42	—			42
Other expenses	13,663	10,735	(10,735	) C	13,663

Total expenses before fee waivers, expense reimbursements, expense recoupments, custody credits and fees paid indirectly	1,521,211	645,407	(91,653)		2,074,965
Net (fees waived and expenses reimbursed)/recouped by investment adviser	(8,459)	(102,009)	90,330 D		(20,138)
Custody credits eaned on cash balances	(127)	(342)			(469)
Fees paid indirectly	(5,047)	(4,716)			(9,763)

Net expenses	1,507,578	538,340	(1,323)		2,044,595

Net investment income (loss)	(439,624)	(311,838)	1,323		(750,139)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:

Net realized gain (loss) on investments (unaffiliated)	11,743,685	1,503,475			13,247,160
Net realized gain (loss) on futures contracts and options contracts	71,996	—			71,996

Net realized gain (loss) on investments and foreign currencies	11,815,681	1,503,475			13,319,156

Net unrealized gain (loss) on investments and foreign currencies	(8,389,295)	(2,395,269)			(10,784,564)

Net realized and unrealized gain (loss) on investments and foreign currencies	3,426,386	(891,794)			2,534,592

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,986,762	$(1,203,632)			$1,783,130

__________
* Net of foreign withholding taxes on interest and dividends of	$1,511	$4,579			$6,090

(C)	Reflects adjustments to expenses based on surviving funds fee schedules and combined net assets and elimination of duplicate services or fees.
(D)	Reflects adjustments to expenses waived/reimbursed by investment advisor based on pro forma expenses

See Notes to Financial Statements

7

Notes to Pro Forma Combining Financial Statements as of September 30, 2006 (Unaudited)

NOTE 1 - BASIS OF PRO FORMA PRESENTATION

The pro forma un-audited financial statements and the accompanying pro forma schedule of investments give effect to the proposed Agreement and Plan of Reorganization between the New Century Fund and the Biotech Fund and the consummation of the Reorganization. The Reorganization would involve the transfer of the assets of the Biotech Fund in exchange for the assumption of liabilities of the Biotech Fund and shares of the New Century Fund. The statement of assets and liabilities and the related statement of operations of the Biotech Fund and the New Century Fund have been combined as of and for the twelve months ended September 30, 2006. Following the Reorganization, the New Century Fund will be the accounting survivor as well as the legal survivor. In accordance with accounting principles generally accepted in the United States, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated. AIG SunAmerica Asset Management Corp. will pay the cost of the Reorganization other than any transaction costs relating to the sale of the Biotech Fund’s portfolio securities prior to or after the Reorganization as described in the Agreement and Plan of Reorganization.

The preparation of pro forma combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the pro forma combined financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The Pro Forma Statements should be read in conjunction with the historical financial statements of New Century Fund and Biotech Fund included in their respective Statements of Additional Information.

NOTE 2 - VALUATION

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange (“NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers. Securities for which market quotations are not readily available are valued as determined pursuant to procedures adopted in good faith by the Board of Trustees.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Securities for which market quotations are not readily available or where a development/significant event occurs that may significantly impact the value of the security, are fair valued, as determined pursuant to procedures adopted in good faith by the Board of Trustees.

8

NOTE 3 - CAPITAL SHARES

The pro forma combined net asset value per share assumes the issuance of additional shares of New Century Fund which would have been issued at September 30, 2006 in connection with the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on the September 30, 2006 net asset value of New Century Fund Class A ($18.60), Class B ($16.29), and Class C ($16.37).

The pro forma number of shares outstanding are determined as follows:

	Class A	Class B	Class C

Shares of New Century Fund	4,068,842	462,090	107,259

Additional Shares to be issued to Biotech Fund	584,462	493,637	344,283

Pro Forma Shares outstanding	4,653,304	955,727	451,542

These pro forma financial statements assume that all shares of Biotech Fund Class A, Class B, and Class C outstanding on September 30, 2006 were exchanged, tax free, for New Century Fund Class A, Class B, and Class C shares, respectively.

NOTE 4 - PRO FORMA OPERATING EXPENSES

The Pro Forma Statement of Operations assumes expense adjustments based on the agreements of New Century Fund, the surviving entity. Certain accounts have been adjusted to reflect the expenses of the combined entity more closely. Pro forma operating expenses include the expenses of New Century Fund and Biotech Fund combined, adjusted for certain items which are factually supportable. Advisory fees have been charged to the combined entity based upon the contract in effect for New Century Fund at the level of assets of the combined fund for the stated period.

NOTE 5 - FEDERAL INCOME TAXES

Each fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the merger, New Century Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code. Certain capital loss carryforward amounts may be subject to limitations on their use pursuant to applicable U.S. Federal Income Tax Law.

9

PART C

OTHER INFORMATION

Item 15. Indemnification

5.1 Indemnification of Trustees, Officers, Employees and Agents.

(a) SunAmerica Equity Funds (the “Trust”) shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust or any of its shareholders) by reason of the fact that he is or was a Trustee, officer, employee or agent of the Trust. The indemnification shall be against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with the action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that, the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

(b) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or on behalf of the Trust or any of its shareholders to obtain a judgment or decree in its favor by reason of the fact that he is or was a Trustee, officer, employee or agent of the Trust. The indemnification shall be against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust; except that such indemnification shall preclude payment upon any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as described in section 17(h) and (i) of the Investment Company Act of 1940.

(c) To the extent that a Trustee, officer, employee or agent of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) or (b) or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection therewith.

(d) (1) Unless a court orders otherwise, any indemnification under subsections (a) or (b) of this section may be made by the Trust only as authorized in the specific case after a determination that indemnification of the Trustee, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) or (b).

(2) The determination shall be made:

(i) by the Trustees, by a majority vote of a quorum which consists of Trustees who were not parties to the action, suit or proceeding; or

(ii) if the required quorum is not obtainable, or if a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion; or

(iii) by the Shareholders.

(3) Notwithstanding the provisions of this Section 5.1, no person shall be entitled to indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of duties as described in Section 17(h) and (i) of the Investment Company Act of 1940 (“Disabling Conduct”). A person shall be deemed not liable by reason of Disabling Conduct if, either:

(i) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the person to be indemnified (“Indemnitee”) was not liable by reason of Disabling Conduct; or

(ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, is made by either

(A) a majority of a quorum of Trustees who are neither “interested persons” of the Trust, as defined in section 2(a)(19) of the Investment Company Act of 1940, nor parties to the action, suit or proceeding; or

(B) an independent legal counsel in a written opinion.

(e) Expenses, including attorneys’ fees, incurred by a Trustee, officer, employee or agent of the Trust in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition thereof if:

(1) authorized in the specific case by the Trustees; and

(2) the Trust receives an undertaking by or on behalf of the Trustee, officer, employee or agent of the Trust to repay the advance if it is not ultimately determined that such person is entitled to be indemnified by the Trust; and

(3) either,

(i) such person provides a security for his undertaking; or

(ii) the Trust is insured against losses by reason of any lawful advances; or

(iii) a determination, based on a review or readily available facts, that there is reason to believe that such person ultimately will be found entitled to indemnification, is made by either

(A) A majority of a quorum which consists of Trustees who are neither “interested persons” of the Trust, as defined in section 2(a)(19) of the Investment Company Act of 1940, nor parties to the action, suit or proceeding; or

(B) an independent legal counsel in a written opinion.

(f) The indemnification provided by this Section shall not be deemed exclusive of any other rights to which a person may be entitled under any by-law, agreement, vote of Shareholders or disinterested Trustees or otherwise, both as to action in his official capacity and as to action in another application while holding office, and shall continue as to a person who has ceased to be a Trustee, officer, employee or agent and inure to the benefit of the heirs, executors and administrators of such person; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder, as such, shall be personally liable with respect to any claim for indemnity or reimbursement or otherwise.

(g) The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee, officer, employee or agent of the Trust, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such. However, in no event will the Trust pay that portion of insurance premiums, if any, attributable to coverage which would indemnify any officer of Trustee against liability for Disabling Conduct.

(h) Nothing contained in this Section shall be construed to protect any Trustee or officer of the Trust against any liability to the Trust or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Item 16. Exhibits

Ex. Number	Description
1 (a) —	Declaration of Trust, as amended. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 12, 1996.

(b) —	Amendment to Declaration of Trust. Incorporated herein by reference to Exhibit 1(c) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-14 (File No. 333-67880) filed on October 3, 2001.

(c) —	Amendment to Declaration of Trust dated October 15, 2001. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed November 24, 2004.

(d) —	Amendment to Declaration of Trust dated September 10, 2002. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed November 24, 2004.

(e) —	Amendment to Declaration of Trust dated December 31, 2003. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed November 24, 2004.

(f) —	Amendment to Declaration of Trust dated January 27, 2004. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed November 24, 2004.

(g) —	Amendment to Declaration of Trust dated March 28, 2006. Incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed May 1, 2006.

(h) —	Amendment to Declaration of Trust filed on December 11, 2006.*

2 (a) —	By-Laws, as amended. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 12, 1996.

(b) —	Amendment No. 1 to the Bylaws. Incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 30, 2004.

(c) —	Amendment No. 2 to the Bylaws. Incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 30, 2004.

(d) —	Amendment No. 3 to the Bylaws. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed November 24, 2004.

(e) —	Amendment No. 4 to the Bylaws. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed November 24, 2004.

3 —	None

4 —	Form of Agreement and Plan of Reorganization by and between SunAmerica Equity Funds, on behalf of SunAmerica Biotech/Health Fund, and SunAmerica Equity Funds, on behalf of SunAmerica New Century Fund. (included as Appendix A to the Combined Prospectus/Proxy Statement included in this Registration Statement).

5 —	Instruments Defining the Rights of Shareholders. Incorporated herein by reference to Exhibits (a) and (b) above.

6 (a) —	Investment Advisory and Management Agreement. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed November 24, 2004.

(b) —	Investment Advisory and Management Agreement dated May 1, 2006. Incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed May 1, 2006.

(c) —	Subadvisory Agreement between AIG SunAmerica Asset Management Corp. (“SAAMCo”) and American International Group Global Investment Corp. (“AIGGIC”). Incorporated by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 16, 2001.

(d) —	Amended Subadvisory Agreement between AIG SunAmerica Asset Management, Corp. and AIG Global Investment Corp., dated May 1, 2006. Filed herewith.

7 (a) —	Distribution Agreement. Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 29, 1999.

(b) —	Form of Selling Agreement. Incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 30, 2002.

8 —	Directors’/Trustees’ Retirement Plan. Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

9 (a) —	Custodian Contract, as amended. Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

(b) —	Master Custodian Contract. Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 24, 2006.

10 (a) —	Form of Distribution Plan pursuant to Rule 12b-1 (Class A shares). Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 29, 1999.

(b) —	Form of Distribution Plan pursuant to Rule 12b-1 (Class A shares). Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 29, 1999.

(c) —	Form of Distribution Plan pursuant to Rule 12b-1 (Class C shares). Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 29, 1999.

11 —	Opinion and consent of Bingham McCutchen LLP, counsel for the Registrant*

12 —	Form of Tax opinion and consent of Willkie Farr & Gallagher LLP, tax counsel for the Registrant.*

13 (a) —	Transfer Agency and Service Agreement. Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

(b) —	Service Agreement, as amended. Incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

(c) —	Form of Administrative and Shareholder Services Agreement. Incorporated herein by reference to Exhibit (h)(iii) of Post-Effective Amendment No. 31 to AIG SunAmerica Style Select Series, Inc.’s Registration Statement on Form N-1A (File No. 333-11283) filed on November 2, 2001.

(d) —	Amended and Restated Plan Pursuant to Rule 18f-3. Incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 30, 2002.

14 —	Consent of Ernst & Young LLP, independent registered public accounting firm for the Registrant.*

15 —	None.

16 —	Power of Attorney. Incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed May 1, 2006.

17 (a) —	Prospectus and Statement of Additional Information of SunAmerica Equity Funds, with respect to the SunAmerica Biotech/Health Fund and the SunAmerica New Century Fund, each dated January 27, 2006. Incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed January 27, 2006.

(b) —	Annual Report to Shareholders of SunAmerica Equity Funds, with respect to the SunAmerica Biotech/Health Fund and the SunAmerica New Century Fund, for the fiscal year ended September 30, 2006. Previously filed on Form N-CSR (File No. 811-04801) on December 8, 2006 and incorporated herein by reference.

(c) —	Form of Proxy Card.*

*	Filed herewith.

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, and State of New Jersey, on the 12th day of December, 2006.

SUNAMERICA EQUITY FUNDS
(Registrant)

By:	/s/ VINCENT MARRA
Vincent Marra
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the dates indicated.

Signature	Title	Date
/s/ * PETER A. HARBEK (Peter A. Harbeck)	Trustee	December 12, 2006
/s/ DONNA M. HANDEL (Donna M. Handel)	Treasurer (Principal Financial and Accounting Officer)	December 12, 2006
/s/ *JEFFREY S. BURUM (Jeffrey S. Burum)	Trustee	December 12, 2006
/s/ *SAMUEL M. EISENSTAT (Samuel M. Eisenstat)	Trustee	December 12, 2006
/s/ *STEPHEN J. GUTMAN (Stephen J. Gutman)	Trustee	December 12, 2006
/s/ *WILLIAM F. DEVIN (William F. Devin)	Trustee	December 12, 2006
/s/ *DR. JUDITH L. CRAVEN (Dr. Judith L. Craven)	Trustee	December 12, 2006
/s/ VINCENT MARRA (Vincent Marra)	President (Principal Executive Officer)	December 12, 2006
/s/ *WILLIAM J. SHEA (William J. Shea)	Trustee	December 12, 2006

*By:	/s/ COREY A. ISSING	December 12, 2006
(Corey A. Issing,
Attorney-in-Fact)

SCHEDULE OF EXHIBITS TO FORM N-14

Ex. Number	Description
1(h)	Amendment to Declaration of Trust filed on December 11, 2006.

4	Form of Agreement and Plan of Reorganization by and between SunAmerica Equity Funds, on behalf of SunAmerica Biotech/Health Fund, and SunAmerica Equity Funds, on behalf of SunAmerica New Century Fund. (included as Appendix A to the Combined Prospectus/Proxy Statement included in this Registration Statement).

11	Opinion and consent of Bingham McCutchen LLP, counsel for the Registrant.

12	Form of Tax opinion and consent of Willkie Farr & Gallagher LLP, tax counsel for the Registrant.

14	Consent of Ernst & Young LLP, independent registered public accounting firm for the Registrant.

17(c)	Form of Proxy Card.